UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 04345 )

Exact name of registrant as specified in charter: Putnam Tax Free Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2006

Date of reporting period: August 1, 2005—January 31, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam AMT-Free Insured Municipal Fund

1|31|06

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition
in money management

Since 1937, our values have been rooted
in a profound sense of responsibility for the
money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek
consistent, dependable, superior investment
results over time, although there is no guarantee
a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other
financial products so investors and their financial
representatives can build diversified portfolios.
A commitment to doing
what’s right for investors

We have below-average expenses and stringent
investor protections, and provide a wealth of
information about the Putnam funds.

Industry-leading service

We help investors, along with their financial
representatives, make informed investment
decisions with confidence.

Putnam AMT-Free Insured Municipal Fund

1| 31| 06 Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	12
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	23
Trustee approval of management contract	25
Other information for shareholders	30
Financial statements	31

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

The performance of U.S. financial markets in the early weeks of 2006 suggests that investors remain generally optimistic this year. Stocks have advanced briskly while bonds have remained subdued. We consider these results typical of an expanding economy capable of generating both profits and inflation. As is often the case, the fundamental data painted a more conflicted picture than the market’s movements. In the final months of 2005, the economic growth rate slipped to a low level of 1.1%, according to initial estimates. Nevertheless, labor market conditions have strengthened, and energy prices, though elevated, did not spike in the winter months, thanks in part to mild winter weather in many regions of the country. Inflationary pressures remain contained, to borrow the terminology of the U.S. Federal Reserve Board (the Fed). At its January 31 meeting, marking the end of former Chairman Alan Greenspan’s 18 years of service, the Fed again raised interest rates, but hinted that the end of this tightening cycle might not be far away. Whatever the course the economy and monetary policy take in coming months, in our view it is fortunate that the Fed’s new Chairman, Ben Bernanke, like his predecessor, regards the Fed’s role in pursuing both price stability and economic growth as essential to encouraging investment.

Although there is no guarantee a fund will achieve its objectives, we believe that the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors. We want you to know that Putnam Investments, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on delivering consistent, dependable, superior investment performance over time.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. We thank you for your support of the Putnam funds.

Putnam AMT-Free Insured Municipal Fund: seeking high current income free from federal taxes

IRS Form 6251 for the AMT may become as familiar as Form 1040.

Municipal bonds have long been popular investments because they provide income exempt from federal taxes, though capital gains are taxable. Putnam AMT-Free Insured Municipal Fund seeks income exempt from traditional income tax as well as from the alternative minimum tax, or AMT.

The AMT is a federal tax that operates in tandem with the regular income tax system. Taxpayers subject to the AMT must pay a larger amount in tax determined by AMT rules — and the difference can be thousands of dollars for many with household incomes above $150,000.

It is estimated that by 2010, nearly every household with income of $100,000 or more will be paying the AMT, unless the federal government changes the law.

If you are subject to the AMT, investments that could increase your tax liability include private-activity municipal bonds, which back development projects such as housing and resource recovery projects.

Putnam AMT-Free Insured Municipal Fund aims to serve investors subject to the AMT. The fund seeks to avoid bonds whose income would be taxable under AMT rules, though income may be subject to state taxes.

The fund’s portfolio team of four professionals, with a combined 55 years of experience, researches the municipal market to avoid buying bonds subject to the AMT. Pursuing the fund’s mandate, they also keep the fund invested in high-quality bonds,

From “class tax” to “mass tax”: By 2010, nearly one-third of all taxpayers may be subject to the AMT.

favoring bonds that are insured or carry AAA ratings, or whose payments are backed by U.S. Treasuries. The team’s goal is to provide an attractive level of income exempt from all federal taxes.

Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Please consult your tax advisor for more information. Shares of this fund are not insured, and their prices will fluctuate with market conditions.

Understanding the AMT

The AMT is a separate, parallel federal income tax system, with two marginal tax rates, 26% and 28%, and different exemption amounts.

Under AMT rules, certain exclusions, exemptions, deductions, and credits that would reduce your regular taxable income are not allowed. You must “adjust” your regular taxable income to arrive at your alternative minimum taxable income (AMTI). Then, after subtracting your AMT exemption amount, if your AMT liability is greater than your regular tax liability, you must pay both your regular tax and the difference. It’s important to understand that a higher level of income will not necessarily cause you to owe AMT. Rather, it is the relationship between your income and various trigger items, such as credits and deductions, that determines your AMT liability.

Managing this relationship can help avoid a costly surprise at tax time. Any number of items may trigger the tax, but large capital gains, personal exemptions, and deductions are the worst culprits.

Putnam AMT-Free Insured Municipal Fund invests mainly in bonds that are insured as to payment of principal and interest, escrowed by securities guaranteed by the U.S. government, and/or are rated AAA (or the equivalent), which is the highest credit rating available. The fund is intended and may be appropriate for investors seeking high current income free from federal income tax.

Highlights

*  For the six months ended January 31, 2006, Putnam AMT-Free Insured Municipal Fund’s class A shares returned 1.20% without sales charges.

*  The fund’s benchmark, the Lehman Municipal Bond Index, returned 1.32% .

*  The average return for the fund’s Lipper category, Insured Municipal Debt Funds, was 0.90% .

*  Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 12.

Performance Total return for class A shares for periods ended 1/31/06 Since the fund’s inception, average annual return is 6.78% at NAV and 6.59% at POP.*

	Average annual return		Cumulative return

	NAV	POP	NAV	POP
10 years	4.81%	4.40%	59.95%	53.84%

5 years	4.70	3.90	25.82	21.10

3 years	3.91	2.58	12.19	7.94

1 year	2.05	–1.79	2.05	–1.79

6 months	—	—	1.20	–2.62

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes.
Returns at NAV do not reflect a sales charge of 3.75% . For the most recent month-end performance, visit
www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A short-term trading fee of up to 2% may apply.

* Derived from the historical performance of class B shares (inception 9/9/85), adjusted for the applicable sales charges.

Report from the fund managers

The period in review

Over the past six months, signs of continued economic improvement fueled rising interest rates, which generally resulted in falling bond prices. In this environment, your fund’s results at net asset value (NAV, or without sales charges) were in line with those of its benchmark. The fund’s defensive duration strategy, intended to protect the value of the portfolio in the face of rising interest rates, was a primary contributor to its relative outperformance (at NAV) versus the average for its Lipper peer group. In addition, your fund’s relative performance benefited from the pre-refunding of several holdings during the period.

Market overview

Signs of solid economic growth, and the desire to curb the potential inflation that may accompany economic growth, prompted the Federal Reserve Board (the Fed) to increase short-term interest rates five times in 0.25% increments during the first half of the fund’s fiscal year. As a result, the federal funds rate rose from 3.25% at the beginning of the period to 4.50% at period-end. Yields rose across all maturities during the period and the yield curve flattened as shorter-term rates rose more than longer-term rates. The yield curve is a graphical representation of yields for bonds of comparable quality plotted from the shortest to the longest maturity.

An improving economy and rising corporate earnings contributed to the strong performance of lower-rated bonds. Among uninsured bonds in general, and especially with bonds rated Baa and below, yield spreads tightened based on strong interest among buyers in search of higher yields. Based on continued favorable legal rulings, yields on tobacco settlement bonds declined, and their spreads narrowed. Airline-related industrial development bonds (IDBs) exhibited a high level of volatility amid bankruptcy filings by both Northwest and Delta, although issues backed by Continental and American airlines performed well as fuel prices fell. On a geographic basis, municipal bonds issued in the territory of Puerto Rico, which are tax exempt in all states, underperformed for the period. Callable bonds (which can be redeemed by their issuers before maturity) outperformed non-callable bonds, as investors generally expect that callable bonds will be less sensitive to interest-rate increases.

Strategy overview

Given our expectation for rising interest rates, we maintained a short (defensive) duration position for your fund’s portfolio, a strategy that contributed to relative results for the period as rates rose. Duration is a measure of a fund’s sensitivity to changes in interest rates. Having a shorter-duration portfolio may help protect principal when interest rates are rising, but it can reduce the fund’s potential for appreciation when rates fall.

During the period, we positioned the fund to take advantage of yield curve flattening. To accomplish this, we sold bonds with short maturities and purchased those with intermediate- or longer-term maturities. We also entered into swap agreements, an active strategy in which we swapped a portion of the fixed-interest payments received by the fund for interest-rate payments further out the yield curve. This approach allowed us to reduce exposure to shorter-term securities, which were declining in price as short-term

Market sector performance
These indexes provide an overview of performance in different market sectors for the six months ended 1/31/06.

Bonds
Lehman Municipal Bond Index (tax-exempt bonds)	1.32%

Lehman Aggregate Bond Index (broad bond market)	0.84%

Lehman GNMA Index (Government National Mortgage Association bonds)	1.80%

Lehman Global Aggregate Bond Index (international bonds)	0.05%

Equities
S&P 500 Index (broad stock market)	4.68%

Russell 2000 Index (small-company stocks)	8.50%

MSCI EAFE Index (international stocks)	18.31%

rates increased, and to focus more on longer maturities.

The fund also benefited from our preference for bonds issued to fund new projects versus bonds issued to refi-nance existing projects. The benefit of owning “new money” bonds is that they can be pre-refunded — an action that generally results in a rise in credit quality and price. By law, bonds issued after 1986 cannot be pre-refunded more than once. We also increased the fund’s exposure to the single-family housing sector during the period, as we expect this sector to outperform.

Your fund’s holdings

During the most recent six-month period, our management of the fund’s duration had the greatest positive impact on relative performance. Sector and security selection also played key roles. Our preference for “new money” issues enabled the fund to benefit from the pre-refunding of several bonds held in its portfolio. Pre-refunding occurs when an issuer raises money to refi-nance an older, higher-coupon bond by issuing new bonds at current lower interest rates. This money is then invested in a secure investment, usually U.S. Treasury securities, that mature at the older bond’s first call date, when it is used to pay off the old bonds. This added security is often perceived as a credit upgrade by the market, and can boost the price of the older bonds.

Comparison of the fund’s maturity and duration
This chart compares changes in the fund’s average effective maturity (a weighted average of the holdings’ maturities) and its average effective duration (a measure of its sensitivity to interest-rate changes).

Average effective duration and average effective maturity take into account put and call features, where applicable, and reflect prepayments for mortgage-backed securities. Duration is usually shorter than maturity because it reflects interest payments on a bond prior to its maturity.

Most of the top contributors to performance on an issue-specific basis for the fiscal year were bonds that signifi-cantly appreciated in value as a result of pre-refundings. However, with Aaa-rated insured issues, which make up a signifi-cant portion of the portfolio, the perceived credit upgrade that typically follows a refunding does not drive price appreciation to the same extent as it would in a lower-rated bond. Instead, the primary driver behind the rise in price in the following examples was the shortening of the bond’s time to maturity. Following the pre-refundings, these bonds were priced to a shorter point on the yield curve, resulting in a lower yield and a higher bond price. In August 2005, AMBAC-insured Golden State Tobacco settlement bonds were pre-refunded. These bonds, which had an original maturity date of 2038, were pre-refunded to 2013. Similarly, in September 2005, FGIC-insured revenue bonds issued by Clark County, Nevada were pre-refunded to 2011. This issue had an original maturity date of 2020. Finally, in October 2005, FSA-insured revenue bonds issued by the Brownsburg Independent 1999 School Building Corp. in Indiana were pre-refunded to 2013. These bonds had original maturity dates of 2018 and 2019.

As discussed in the strategy section, we did increase the fund’s holdings in the single-family housing sector because we expect that this sector will outperform as rising interest

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 1/31/06. A bond rated Baa or higher is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

rates should result in falling mortgage prepayment rates. During the period, we initiated positions in single-family mortgage revenue bonds issued by Alabama Housing Finance Authority and by South Dakota Housing Development Authority. As with any mortgage-backed security, these purchases involved extensive analysis of the cash flows of the underlying mortgages to assess and manage prepayment risk.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We expect the Fed to maintain its policy of increasing rates through the first half of 2006. We also expect more Fed tightening than is currently anticipated by the market, and believe that bond yields may begin to rise more quickly as other investors come to the same conclusion. We currently plan to maintain the fund’s defensive duration and to continue to seek opportunities to increase the fund’s exposure to callable bonds, which, in our opinion, are likely to outperform in a rising-rate cycle. We also believe that securities with longer maturities are overpriced on a relative basis; therefore, we are focusing more on intermediate-term maturities.

We have a positive view of the single-family housing sector and plan to add selectively to the fund’s positions. We remain bearish on airline-related IDBs, while our view on tobacco settlement bonds is positive.

We will continue to search for the most attractive opportunities among tax-exempt securities that are also exempt from the alternative minimum tax, and work to balance the pursuit of current income with prudent risk management.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Shares of this fund are not insured, and their prices will fluctuate with market conditions.

Your fund’s performance

This section shows your fund’s performance during the first half of its fiscal year, which ended January 31, 2006. In accordance with regulatory requirements for mutual funds, we also include performance for the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581.

Fund performance
Total return for periods ended 1/31/06

	Class A		Class B		Class C		Class M
(inception dates)	(9/20/93)		(9/9/85)		(7/26/99)		(6/1/95)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP

Annual average
(life of fund)	6.78%	6.59%	6.50%	6.50%	6.21%	6.21%	6.57%	6.40%

10 years	59.95	53.84	53.67	53.67	47.49	47.49	55.64	50.55
Annual average	4.81	4.40	4.39	4.39	3.96	3.96	4.52	4.18

5 years	25.82	21.10	22.17	20.20	20.96	20.96	24.04	19.93
Annual average	4.70	3.90	4.09	3.75	3.88	3.88	4.40	3.70

3 years	12.19	7.94	10.01	7.07	9.53	9.53	11.24	7.69
Annual average	3.91	2.58	3.23	2.30	3.08	3.08	3.61	2.50

1 year	2.05	–1.79	1.41	–3.48	1.16	0.18	1.67	–1.57

6 months	1.20	–2.62	0.90	–4.04	0.74	–0.25	0.99	–2.29

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 3.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class A, C, and M shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and, for class C shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

Comparative index returns
For periods ended 1/31/06

		Lipper Insured
	Lehman Municipal	Municipal Debt Funds
	Bond Index	category average*

Annual average
(life of fund)	7.68%	7.02%

10 years	73.46	56.53
Annual average	5.66	4.57

5 years	30.30	24.56
Annual average	5.44	4.48

3 years	14.50	11.72
Annual average	4.62	3.76

1 year	2.83	1.67

6 months	1.32	0.90

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 1/31/06, there were 53, 53, 49, 48, and 39 funds, respectively, in this Lipper category.

Fund price and distribution information
For the six-month period ended 1/31/06

Distributions*	Class A		Class B	Class C	Class M

Number	6		6	6	6

Income[1]	$0.282122		$0.235051	$0.223174	$0.260526

Capital gains[2]

Long-term	0.043800		0.043800	0.043800	0.043800

Short-term	0.038500		0.038500	0.038500	0.038500

Total	$0.364422		$0.317351	$0.305474	$0.342826

Share value:	NAV	POP	NAV	NAV	NAV	POP
7/31/05	$15.07	$15.66	$15.09	$15.09	$15.11	$15.62

1/31/06	14.88	15.46	14.90	14.90	14.92	15.42

Current yield (end of period)
Current dividend rate[3]	3.74%	3.60%	3.09%	2.94%	3.44%	3.33%

Taxable equivalent[4]	5.75	5.54	4.75	4.52	5.29	5.12

Current 30-day SEC yield[5]	3.09	2.98	2.45	2.29	2.80	2.71

Taxable equivalent[4]	4.75	4.58	3.77	3.52	4.31	4.17

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 Assumes maximum 35% federal tax rate for 2006. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income, calculated using SEC guidelines.

Fund performance for most recent calendar quarter
Total return for periods ended 12/31/05

	Class A		Class B		Class C		Class M

(inception dates)	(9/20/93)		(9/9/85)		(7/26/99)		(6/1/95)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP
Annual average
(life of fund)	6.80%	6.60%	6.52%	6.52%	6.22%	6.22%	6.58%	6.41%

10 years	60.35	54.25	54.15	54.15	47.93	47.93	56.06	50.91
Annual average	4.84	4.43	4.42	4.42	3.99	3.99	4.55	4.20

5 years	26.49	21.73	22.85	20.88	21.65	21.65	24.72	20.55
Annual average	4.81	4.01	4.20	3.86	4.00	4.00	4.52	3.81

3 years	11.39	7.14	9.21	6.30	8.76	8.76	10.47	6.88
Annual average	3.66	2.33	2.98	2.06	2.84	2.84	3.37	2.24

1 year	2.84	–1.01	2.21	–2.72	1.95	0.96	2.47	–0.84

6 months	0.47	–3.32	0.16	–4.74	–0.07	–1.05	0.26	–2.96

15

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam AMT-Free Insured Municipal Fund from August 1, 2005, to January 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M
Expenses paid per $1,000*	$ 4.26	$ 7.55	$ 8.30	$ 5.78

Ending value (after expenses)	$1,012.00	$1,009.00	$1,007.40	$1,009.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 1/31/06. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2006, use the calculation method below. To find the value of your investment on August 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 08/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

16

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M

Expenses paid per $1,000*	$ 4.28	$ 7.58	$ 8.34	$ 5.80

Ending value (after expenses)	$1,020.97	$1,017.69	$1,016.94	$1,019.46

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 1/31/06. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M

Your fund’s annualized expense ratio	0.84%	1.49%	1.64%	1.14%

Average annualized expense ratio
for Lipper peer group*	0.87%	1.52%	1.67%	1.17%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 12/31/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares . The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

17

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons Percentage of holdings that change every year

	2005	2004	2003	2002	2001

Putnam AMT-Free Insured
Municipal Fund	13%	27%	43%	55%	37%

Lipper Insured Municipal
Debt Funds category average	43%	48%	61%	54%	49%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on July 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 12/31/05.

18

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2005. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

19

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. David Hamlin is the Portfolio Leader, and Paul Drury, Susan McCormack, and James St. John are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges). Information shown is as of January 31, 2006, and January 31, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

David Hamlin	2006	*

Portfolio Leader	2005	*

Paul Drury	2006	*

Portfolio Member	2005	*

Susan McCormack	2006	*

Portfolio Member	2005	*

James St. John	2006	*

Portfolio Member	2005	*

20

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $170,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

David Hamlin is the Portfolio Leader and Paul Drury, Susan McCormack, and James St. John are Portfolio Members for Putnam’s tax-exempt funds for the following states: Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, Putnam Tax Exempt Income Fund, Putnam Tax-Free Health Care Fund, and Putnam Tax-Free High Yield Fund.

David Hamlin, Paul Drury, Susan McCormack, and James St. John may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended January 31, 2006.

21

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of January 31, 2006, and January 31, 2005.

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2006	*

Chief Technology Officer	2005	*

Joshua Brooks	2006	*

Deputy Head of Investments	N/A

William Connolly	2006	*

Head of Retail Management	N/A

Kevin Cronin	2006	*

Head of Investments	2005	*

Charles Haldeman, Jr.	2006			*

President and CEO	2005			*

Amrit Kanwal	2006	*

Chief Financial Officer	2005	*

Steven Krichmar	2006	*

Chief of Operations	2005	*

Francis McNamara, III	2006		*

General Counsel	2005		*

Richard Robie, III	2006	*

Chief Administrative Officer	2005	*

Edward Shadek	2006	*

Deputy Head of Investments	N/A

Sandra Whiston	2006	*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 1/31/05.

22

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

23

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Lehman GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Lipper rankings are based on total return at net asset value and do not reflect sales charges. Funds are ranked among other funds with similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

24

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

*  That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

*  That such fee schedule represents an appropriate sharing between fund shareholders and
    Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

25

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

*  Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule then in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

*  Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 36th percentile in management fees and in the 45th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

*  Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but

26

ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

27

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Insured Municipal Debt Funds, compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

40th	32nd	30th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three-, and five-year periods ended December 31, 2004, there were 53, 49, and 45 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and
Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam
Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution.
The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, repre-
sent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract
Committee’s recommendation, the Trustees directed that allocations of brokerage to reward

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Insured Municipal
Debt Funds category for the one-, five-, and ten-year periods ended December 31, 2005 were 39th, 31st and 28th, respectively.
Over the one-, five- and ten-year periods ended December 31, 2005, the fund ranked 21st out of 53 funds, 15th out of 48 funds, and 11th out of 39 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

28

firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

29

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

30

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

31

The fund’s portfolio 1/31/06 (Unaudited)

Key to abbreviations

AMBAC AMBAC Indemnity Corporation	GNMA Coll. Government National Mortgage
COP Certificate of Participation	Association Collateralized
FGIC Financial Guaranty Insurance Company	G.O. Bonds General Obligation Bonds
FHLMC Coll. Federal Home Loan Mortgage	MBIA MBIA Insurance Company
Corporation Collateralized	PSFG Permanent School Fund Guaranteed
FNMA Coll. Federal National Mortgage	U.S. Govt. Coll. U.S. Government Collateralized
Association Collateralized	VRDN Variable Rate Demand Notes
FSA Financial Security Assurance	XLCA XL Capital Assurance

MUNICIPAL BONDS AND NOTES (100.6%)*

	Rating**	Principal amount	Value

Alabama (0.2%)
AL Hsg. Fin. Auth. Rev. Bonds (Single Fam.
Mtge.), Ser. A-1, GNMA Coll., FNMA Coll.,
6.05s, 4/1/17	Aaa	$560,000	$582,775

Alaska (1.0%)
AK State Hsg. Fin. Corp. Rev. Bonds, Ser. A,
4.4s, 12/1/31	Aaa	3,830,000	3,858,917

Arkansas (0.5%)
Little Rock G.O. Bonds (Cap. Impt.), FSA,
3.95s, 4/1/19	Aaa	1,795,000	1,802,144

California (12.2%)
CA State Dept. of Wtr. Resources Rev. Bonds,
Ser. A, AMBAC, 5 1/2s, 5/1/13 #	Aaa	12,000,000	13,353,120
CA State Pub. Wks. Board Rev. Bonds (Dept.
Hlth. Svcs. Richmond Laboratory), Ser. B,
XLCA, 5s, 11/1/23	Aaa	2,445,000	2,569,964
CA Statewide Cmnty. Dev. Auth. COP (Motion
Picture & TV Fund), AMBAC, 5.35s, 1/1/24	Aaa	3,000,000	3,006,180
Golden State Tobacco Securitization Corp. Rev.
Bonds (Tobacco Settlement), Ser. B, AMBAC,
FHLMC Coll., 5s, 6/1/38 (Prerefunded)	Aaa	2,475,000	2,673,149
Grossmont-Cuyamaca, Cmnty. College Dist.
G.O. Bonds (Election of 2002), Ser. B, FGIC,
zero %, 8/1/17	Aaa	2,100,000	1,290,681
Los Angeles, Unified School Dist. G.O. Bonds
(Election of 2004), Ser. C, FGIC, 5s, 7/1/26	Aaa	2,745,000	2,881,289
Sacramento, Muni. Util. Dist. Fin. Auth. Rev.
Bonds (Consumnes), MBIA, 5s, 7/1/18	Aaa	4,000,000	4,327,120
San Diego Cnty., Wtr. Auth. COP, FGIC,
5.681s, 4/23/08	Aaa	7,000,000	7,360,080

32

MUNICIPAL BONDS AND NOTES (100.6%)* continued

	Rating**	Principal amount	Value

California continued
San Diego, Unified School Dist. G.O. Bonds
(Election of 1998), Ser. E, FSA, 5 1/4s, 7/1/19	Aaa	$2,000,000	$2,204,940
Santa Ana, Fin. Auth. Lease Rev. Bonds
(Police Admin. & Hldg. Fac.), Ser. A, MBIA,
6 1/4s, 7/1/17	Aaa	3,680,000	4,421,262
			44,087,785

Colorado (2.6%)
CO Hlth. Fac. Auth. Rev. Bonds (Cmnty.
Provider Pooled Loan Program), Ser. A, FSA,
7 1/4s, 7/15/17	Aaa	66,000	66,131
Denver, City & Cnty. Arpt. Rev. Bonds, MBIA,
5 1/2s, 11/15/25	Aaa	5,000,000	5,128,100
Weld Cnty. School Dist. G.O. Bonds, FSA,
5 1/2s, 12/1/19	Aaa	4,000,000	4,317,560
			9,511,791

Florida (8.2%)
Hernando Cnty., Rev. Bonds (Criminal Justice
Complex Fin.), FGIC, 7.65s, 7/1/16	Aaa	13,675,000	18,027,889
Orlando & Orange Cnty., Expressway Auth.
Rev. Bonds, FGIC, 8 1/4s, 7/1/14	Aaa	5,000,000	6,571,900
Sumter Cnty., School Dist. Rev. Bonds
(Multi-Dist. Loan Program), FSA,
7.15s, 11/1/15	Aaa	3,935,000	4,981,474
			29,581,263

Georgia (1.1%)
Fulton Cnty., Dev. Auth. Rev. Bonds (Klaus
Pkg. & Fam. Hsg. Project), MBIA,
5 1/4s, 11/1/20	Aaa	3,360,000	3,660,485
GA Muni. Elec. Pwr. Auth. Rev. Bonds,
Ser. Y, AMBAC, U.S. Govt. Coll., 6.4s,
1/1/13 (Prerefunded)	Aaa	415,000	471,793
			4,132,278

Hawaii (0.5%)
HI State Hsg. & Cmnty. Dev. Corp. Rev. Bonds
(Single Fam. Mtge.), Ser. B, 3.7s, 1/1/22	Aaa	1,950,000	1,935,161

Illinois (7.7%)
Chicago, G.O. Bonds, Ser. A, AMBAC
5 5/8s, 1/1/39 (Prerefunded)	Aaa	5,345,000	5,956,308
5 5/8s, 1/1/39	Aaa	155,000	168,020
Chicago, Board of Ed. G.O. Bonds, Ser. A,
MBIA, 5 1/4s, 12/1/19	Aaa	1,500,000	1,611,900
Cicero, G.O. Bonds, Ser. A, XLCA,
5 1/4s, 1/1/21	AAA	2,250,000	2,427,503
Cook Cnty., G.O. Bonds, Ser. D, AMBAC,
5 1/4s, 11/15/21	Aaa	4,385,000	4,672,700

33

MUNICIPAL BONDS AND NOTES (100.6%)* continued

	Rating**	Principal amount	Value

Illinois continued
Du Page Cnty., Cmnty. High School Dist. G.O.
Bonds (Dist. No. 108 - Lake Park), FSA,
5.6s, 1/1/20	Aaa	$1,000,000	$1,103,360
IL G.O. Bonds, Ser. 1, MBIA, 5 1/4s, 10/1/19	Aaa	5,000,000	5,410,650
Regl. Trans. Auth. Rev. Bonds, Ser. A, AMBAC,
8s, 6/1/17	Aaa	5,000,000	6,703,750
			28,054,191

Indiana (5.6%)
Anderson, Indpt. School Bldg. Corp. G.O.
Bonds (First Mtg.), FSA, 5 1/2s, 1/15/28	AAA	1,655,000	1,806,681
Brownsburg Ind. 1999 School Bldg. Corp.
Rev. Bonds (1st Mtge.), Ser. A, FSA
5 1/4s, 9/15/19 (Prerefunded)	Aaa	3,465,000	3,813,683
5 1/4s, 9/15/18 (Prerefunded)	Aaa	3,295,000	3,626,576
Center Grove, Bldg. Rev. Bonds, AMBAC,
5 1/2s, 1/15/26 (Prerefunded)	Aaa	6,605,000	7,234,589
Center Grove, Ind. Bldg. Corp. Rev. Bonds
(First Mtg.), FGIC, 5s, 7/15/25	AAA	1,345,000	1,409,210
Evansville Vanderburgh Pub. Leasing Corp.
Rev. Bonds (1st Mtge.), MBIA, 5 3/4s,
7/15/18 (Prerefunded)	Aaa	1,000,000	1,113,640
IN State Hsg. Fin. Auth. Rev. Bonds (Single
Family Mtge.), Ser. A-1, GNMA Coll.,
FNMA Coll.
4.2s, 7/1/17	Aaa	260,000	259,758
4.15s, 7/1/16	Aaa	375,000	374,674
4.1s, 7/1/15	Aaa	115,000	114,908
3.95s, 7/1/14	Aaa	355,000	354,485
3.9s, 1/1/14	Aaa	250,000	249,655
			20,357,859

Kansas (0.5%)
Olathe, Hlth. Fac. VRDN (Olathe Med. Ctr.),
Ser. A, AMBAC, 3.07s, 9/1/32	A-1+	1,655,000	1,655,000

Kentucky (0.5%)
KY Econ. Dev. Fin. Auth. Hosp. Fac.
VRDN (Baptist Hlth. Care), Ser. C, MBIA,
3.08s, 8/15/31	VMIG1	1,900,000	1,900,000

Louisiana (2.6%)
Ernest N. Morial-New Orleans Exhibit Hall
Auth. Special Tax, AMBAC, 5s, 7/15/20	AAA	5,730,000	6,061,481
LA Rev. Bonds, Ser. A, AMBAC, 5 3/8s, 6/1/19	Aaa	3,000,000	3,200,790
			9,262,271

34

MUNICIPAL BONDS AND NOTES (100.6%)* continued

	Rating**	Principal amount	Value

Massachusetts (3.9%)
MA State Special Oblig. Dedicated Tax Rev.
Bonds, FGIC, FHLMC Coll., FNMA Coll.
5 1/4s, 1/1/24 (Prerefunded)	Aaa	$1,000,000	$1,094,660
5 1/4s, 1/1/23 (Prerefunded)	Aaa	1,000,000	1,094,660
5 1/4s, 1/1/22 (Prerefunded)	Aaa	11,000,000	12,041,260
			14,230,580

Michigan (7.0%)
Ann Arbor, Bldg. Auth. G.O. Bonds, Ser. A,
MBIA, 5s, 3/1/19	Aaa	1,470,000	1,564,800
Detroit, Rev. Bonds, Ser. B, FGIC,
5 1/4s, 7/1/20	Aaa	720,000	770,242
Detroit, City School Dist. G.O. Bonds (School
Bldg. & Site Impt.), Ser. B, FGIC, 5s, 5/1/25	Aaa	7,990,000	8,294,179
Kent, Hosp. Fin. Auth. Rev. Bonds
(Spectrum Hlth. Care), Ser. A, MBIA, 5 1/2s,
1/15/17 (Prerefunded)	AAA	500,000	550,480
MI State Hosp. Fin. Auth. Rev. Bonds (Mercy
Hlth.), Ser. X, MBIA
6s, 8/15/34 (Prerefunded)	AAA	3,350,000	3,656,827
6s, 8/15/34 (Prerefunded)	AAA	1,650,000	1,801,124
MI State Strategic Fund, Ltd. Rev. Bonds
(Detroit Edison Co.), AMBAC
7s, 5/1/21	Aaa	4,000,000	5,203,440
4.85s, 9/1/30	Aaa	3,500,000	3,645,530
			25,486,622

Mississippi (1.1%)
MS Dev. Bk. Special Obligation Rev. Bonds
(Waste Wtr. & Solid Waste Mgt.),
Ser. A, FSA
5 3/8s, 2/1/19	Aaa	1,855,000	2,008,112
5 3/8s, 2/1/18	Aaa	1,755,000	1,903,192
			3,911,304

Missouri (1.1%)
MO State Hlth. & Edl. Fac. Auth. VRDN
(Cox Hlth. Syst.), AMBAC, 3.12s, 6/1/22	VMIG1	4,000,000	4,000,000

Montana (0.5%)
Forsyth, Poll. Control Mandatory Put Bonds
(Avista Corp.), AMBAC, 5s, 12/30/08	Aaa	1,725,000	1,784,306

Nevada (1.1%)
Clark Cnty., Rev. Bonds, Ser. B, FGIC, 5 1/4s,
7/1/20 (Prerefunded)	Aaa	3,500,000	3,795,855

35

MUNICIPAL BONDS AND NOTES (100.6%)* continued

	Rating**	Principal amount	Value

New Hampshire (1.8%)
NH Muni. Bond Bank Rev. Bonds, Ser. C,
MBIA, 5s, 3/15/25	Aaa	$1,195,000	$1,262,099
NH State Tpk. Syst. Rev. Bonds, FGIC,
6.806s, 11/1/17	Aaa	5,000,000	5,228,900
			6,490,999

New Jersey (4.5%)
NJ Econ. Dev. Auth. Rev. Bonds
(School Fac. Construction), Ser. F, FGIC,
5 1/4s, 6/15/21 (Prerefunded)	Aaa	10,000,000	10,997,800
(Motor Vehicle), Ser. A, MBIA, 5s, 7/1/27	Aaa	5,000,000	5,251,850
			16,249,650

New York (7.1%)
Nassau Cnty., Hlth. Care Syst. Rev. Bonds
(Nassau Hlth. Care Corp.), FSA
6s, 8/1/13 (Prerefunded)	Aaa	4,610,000	5,085,337
6s, 8/1/12 (Prerefunded)	Aaa	2,285,000	2,520,606
Nassau Cnty., Interim Fin. Auth. Rev. Bonds,
Ser. A, MBIA, 5s, 11/15/15	Aaa	1,500,000	1,636,875
NY City, Hsg. Dev. Corp. Rev. Bonds, Ser. A,
FGIC, 5s, 7/1/25	Aaa	1,000,000	1,047,360
NY City, Muni. Wtr. & Swr. Fin. Auth. Rev.
Bonds, Ser. B, AMBAC, 5s, 6/15/28	Aaa	3,000,000	3,139,800
NY State Dorm. Auth. Rev. Bonds (Brooklyn
Law School), Ser. B, XLCA
5 3/8s, 7/1/22	Aaa	2,270,000	2,477,523
5 3/8s, 7/1/20	Aaa	2,215,000	2,424,938
NY State Hwy. Auth. Rev. Bonds (Hwy. &
Bridge Trust Fund), Ser. B, FGIC, 5s, 4/1/17	AAA	1,500,000	1,624,140
NY State Pwr. Auth. Rev. Bonds, Ser. A,
FGIC 5s, 11/15/17	Aaa	2,500,000	2,719,625
Sales Tax Asset Receivable Corp. Rev. Bonds,
Ser. A, AMBAC, 5s, 10/15/29	Aaa	3,000,000	3,142,020
			25,818,224

North Carolina (4.0%)
Metropolitan Pier & Exposition Auth. Rev.
Bonds (McCormack Place Expansion Project),
FGIC, 5 1/2s, 12/15/24	Aaa	6,000,000	6,444,300
NC State Muni. Pwr. Agcy. Rev. Bonds (No. 1,
Catawba Elec.), Ser. A, MBIA, 5 1/4s, 1/1/19	Aaa	7,500,000	8,075,025
			14,519,325

Ohio (1.5%)
Cleveland, G.O. Bonds, Ser. A, AMBAC,
5s, 10/1/21	Aaa	2,920,000	3,113,333
Cleveland-Cuyahoga Cnty., Port. Auth. Rev.
Bonds (Rock & Roll Hall of Fame), FSA,
3.6s, 12/1/14	Aaa	550,000	550,193

36

MUNICIPAL BONDS AND NOTES (100.6%)* continued

	Rating**	Principal amount	Value

Ohio continued
Morley Library Dist. G.O. Bonds (Lake Cnty.
Dist. Library), AMBAC, 5 1/4s, 12/1/19	Aaa	$1,535,000	$1,662,866
OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev.
Bonds, Ser. 85-A, FGIC, zero %, 1/15/15	Aaa	45,000	18,790
			5,345,182

Oklahoma (0.9%)
OK City Arpt. Trust Rev. Bonds, Ser. A, FSA,
5 1/4s, 7/1/21	Aaa	3,000,000	3,151,410

Pennsylvania (1.7%)
Erie Cnty., Convention Ctr. Auth. Rev.
Bonds (Convention Ctr. Hotel), FGIC
5s, 1/15/22	Aaa	1,415,000	1,497,607
5s, 1/15/21	Aaa	1,305,000	1,386,197
PA State Pub. School Bldg. Auth. Rev. Bonds
(Philadelphia School Dist.), FSA, 5 1/4s, 6/1/25	Aaa	3,000,000	3,202,590
			6,086,394

South Carolina (1.2%)
SC State Pub. Svcs. Auth. Rev. Bonds
(Santee Cooper), Ser. A, MBIA, 5s, 1/1/19	Aaa	4,000,000	4,304,160

South Dakota (0.3%)
SD Hsg. Dev. Auth. Rev. Bonds (Home
Ownership Mtge.), Ser. J, 4.6s, 5/1/19	AAA	1,250,000	1,259,700

Texas (8.3%)
Dallas, Indpt. School Dist. G.O. Bonds, PSFG,
5 1/4s, 2/15/19	Aaa	2,500,000	2,674,300
Harris Cnty., Mandatory Put Bonds (Toll Road),
FGIC, 5s, 8/15/09	Aaa	1,250,000	1,307,987
Hays Cnty., G.O. Bonds, FSA, 5s, 8/15/24	Aaa	1,190,000	1,250,690
Houston, Arpt. Syst. Rev. Bonds, FSA,
5s, 7/1/21	Aaa	5,280,000	5,503,026
Laredo, I S D Pub. Fac. Corp. Rev. Bonds,
Ser. C, AMBAC, 5s, 8/1/29	AAA	1,000,000	1,025,570
Midlothian, Indpt. School Dist. G.O. Bonds
(School Bldg.), PSFG, 5s, 2/15/26	Aaa	3,935,000	4,130,332
North Central TX Hlth. Fac. Dev. Corp.
VRDN (Hosp. Presbyterian Med. Ctr.), Ser. D,
MBIA, 3.02s, 12/1/15	VMIG1	640,000	640,000
San Antonio Wtr. Rev. Bonds, FSA,
5 1/2s, 5/15/20	Aaa	4,000,000	4,360,320
Tarrant Cnty., Hlth. Fac. Dev. Rev. Bonds (TX
Hlth. Res. Sys.), Ser. A, MBIA, 5 3/4s, 2/15/15	Aaa	5,000,000	5,629,550
Victoria G.O. Bonds, FGIC, U.S. Govt. Coll.,
5 1/2s, 8/15/20 (Prerefunded)	Aaa	3,150,000	3,417,435
			29,939,210

37

MUNICIPAL BONDS AND NOTES (100.6%)* continued

	Rating**	Principal amount	Value

Utah (3.6%)
UT State Pwr. Supply Rev. Bonds
(Intermountain Pwr. Agcy.), Ser. A, MBIA,
U.S. Govt. Coll., 6.15s 7/1/14 (Prerefunded)	Aaa	$7,900,000	$8,376,054
UT State Pwr. Supply Rev. Bonds
(Intermountain Pwr. Agcy.), Ser. A, MBIA,
6.15s, 7/1/14	Aaa	4,495,000	4,635,514
			13,011,568

Washington (6.4%)
Port of Seattle Rev. Bonds, Ser. A, FGIC,
5 1/2s, 10/1/22 (Prerefunded)	Aaa	10,000,000	10,460,300
WA State Pub. Pwr. Supply Syst. Rev. Bonds
(Nuclear No. 3), Ser. B, MBIA,
7 1/8s, 7/1/16	Aaa	6,000,000	7,513,680
(Nuclear No. 1), Ser. A, AMBAC,
5.7s, 7/1/09	Aaa	5,000,000	5,146,150
			23,120,130

West Virginia (1.4%)
Econ. Dev. Auth. Lease Rev. Bonds
(Correctional Juvenile Safety), Ser. A, MBIA,
5s, 6/1/29	Aaa	5,000,000	5,203,450

Total municipal bonds and notes (cost $344,835,795)			$364,429,504

TOTAL INVESTMENTS
Total investments (cost $344,835,795)			$364,429,504

* Percentages indicated are based on net assets of $362,283,946.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at January 31, 2006 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at January 31, 2006. Securities rated by Putnam are indicated by “/P”. Security ratings are defined in the Statement of Additional Information.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at January 31, 2006.

The rates shown on VRDN and Mandatory Put Bonds are the current interest rates at January 31, 2006.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The fund had the following industry group concentrations greater than 10% at January 31, 2006 (as a percentage of net assets):

Utilities	19.2%
Transportation	11.8

The fund had the following insurance concentration greater than 10% at January 31, 2006 (as a percentage of net assets):

FGIC	30.6%
MBIA	24.2
AMBAC	24.0
FSA	14.7

38

FUTURES CONTRACTS OUTSTANDING at 1/31/06 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

U.S. Treasury Note 10 yr (Short)	85	$9,217,188	Mar-06	$56,950

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/06 (Unaudited)

				Unrealized
		Notional	Termination	appreciation/
		amount	date	(depreciation)

Agreement with JPMorgan Chase Bank, N.A. dated
September 19, 2005 to receive quarterly the notional
amount multiplied by 3.693% and pay quarterly the notional
amount multiplied by the U.S. Bond Market Association
Municipal Swap Index.		$9,000,000	3/21/16	$ 80,004
Agreement with UBS AG dated November 10, 2005
to pay quarterly the notional amount multiplied by 3.99%
and receive quarterly the notional amount multiplied by
the US Bond Market Association Municipal Swap Index.		2,500,000	5/11/16	(31,184)

Total				$ 48,820

The accompanying notes are an integral part of these financial statements.

39

Statement of assets and liabilities 1/31/06 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $344,835,795)	$364,429,504

Cash	467,455

Interest and other receivables	3,314,202

Receivable for shares of the fund sold	58,345

Receivable for variation margin (Note 1)	3,984

Unrealized appreciation on swap contracts (Note1)	80,004

Total assets	368,353,494

LIABILITIES
Distributions payable to shareholders	449,619

Payable for securities purchased	4,311,040

Payable for shares of the fund repurchased	710,448

Payable for compensation of Manager (Note 2)	308,510

Payable for investor servicing and custodian fees (Note 2)	24,336

Payable for Trustee compensation and expenses (Note 2)	68,656

Payable for administrative services (Note 2)	1,512

Payable for distribution fees (Note 2)	110,936

Unrealized depreciation on swap contracts (Note 1)	31,184

Other accrued expenses	53,307

Total liabilities	6,069,548

Net assets	$362,283,946

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$345,025,380

Undistributed net investment income (Note 1)	244,429

Accumulated net realized loss on investments (Note 1)	(2,685,342)

Net unrealized appreciation of investments	19,699,479

Total — Representing net assets applicable to capital shares outstanding	$362,283,946

(Continued on next page)

40

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($277,821,759 divided by 18,674,570 shares)	$14.88

Offering price per class A share
(100/96.25 of $14.88)*	$15.46

Net asset value and offering price per class B share
($74,269,818 divided by 4,985,403 shares)**	$14.90

Net asset value and offering price per class C share
($9,039,841 divided by 606,560 shares)**	$14.90

Net asset value and redemption price per class M share
($1,152,528 divided by 77,260 shares)	$14.92

Offering price per class M share
(100/96.75 of $14.92)***	$15.42

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

41

Statement of operations Six months ended 1/31/06 (Unaudited)

INVESTMENT INCOME	$ 8,448,674

EXPENSES
Compensation of Manager (Note 2)	926,803

Investor servicing fees (Note 2)	89,904

Custodian fees (Note 2)	58,961

Trustee compensation and expenses (Note 2)	13,082

Administrative services (Note 2)	8,317

Distribution fees — Class A (Note 2)	282,327

Distribution fees — Class B (Note 2)	348,224

Distribution fees — Class C (Note 2)	44,333

Distribution fees — Class M (Note 2)	2,935

Non-recurring costs (Notes 2 and 5)	2,152

Costs assumed by Manager (Notes 2 and 5)	(2,152)

Other	87,712

Total expenses	1,862,598

Expense reduction (Note 2)	(44,260)

Net expenses	1,818,338

Net investment income	6,630,336

Net realized loss on investments (Notes 1 and 3)	(51,535)

Net realized gain on futures contracts (Note 1)	293,127

Net realized loss on swap contracts (Note 1)	(181,086)

Net unrealized depreciation of investments, futures contracts
and swap contracts during the period	(2,741,021)

Net loss on investments	(2,680,515)

Net increase in net assets resulting from operations	$ 3,949,821

The accompanying notes are an integral part of these financial statements.

42

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	1/31/06*	7/31/05

Operations:
Net investment income	$ 6,630,336	$ 13,442,614

Net realized gain on investments	60,506	2,966,332

Net unrealized appreciation (depreciation) of investments	(2,741,021)	4,008,700

Net increase in net assets resulting from operations	3,949,821	20,417,646

Distributions to shareholders: (Note 1)

From tax-exempt income

Class A	(5,212,872)	(10,140,647)

Class B	(1,275,726)	(2,924,624)

Class C	(130,668)	(262,926)

Class M	(20,211)	(37,961)

From net realized short-term gain on investments

Class A	(708,500)	(492,411)

Class B	(200,803)	(179,408)

Class C	(22,392)	(17,028)

Class M	(3,037)	(2,020)

From net realized long-term gain on investments

Class A	(806,034)	(1,515,112)

Class B	(228,446)	(552,023)

Class C	(25,475)	(52,391)

Class M	(3,455)	(6,216)

Redemption fees (Note 1)	98	123

Decrease from capital share transactions (Note 4)	(9,266,024)	(37,308,175)

Total decrease in net assets	(13,953,724)	(33,073,173)

NET ASSETS
Beginning of period	376,237,670	409,310,843

End of period (including undistributed net investment
income of $244,429 and $253,570, respectively)	$362,283,946	$376,237,670
* Unaudited

The accompanying notes are an integral part of these financial statements.

43

Financial highlights (For a common share outstanding throughout the period)

CLASS A

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	1/31/06	7/31/05	7/31/04	7/31/03	7/31/02	7/31/01

Net asset value,
beginning of period	$15.07	$14.92	$14.93	$15.46	$15.18	$14.52

Investment operations:
Net investment income	.28	.54(d)	.53	.58	.67	.71

Net realized and unrealized
gain (loss) on investments	(.11)	.26	.25	(.16)	.27	.66

Total from
investment operations	.17	.80	.78	.42	.94	1.37

Less distributions:
From net investment income	(.28)	(.54)	(.53)	(.59)	(.66)	(.71)

From net realized gain
on investments	(.08)	(.11)	(.26)	(.36)	—	—

Total distributions	(.36)	(.65)	(.79)	(.95)	(.66)	(.71)

Redemption fees	—(c)	—(c)	—	—	—	—

Net asset value,
end of period	$14.88	$15.07	$14.92	$14.93	$15.46	$15.18

Total return at
net asset value (%)(a)	1.20*	5.39	5.20	2.71	6.38	9.63

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$277,822	$277,931	$287,528	$368,419	$363,096	$322,302

Ratio of expenses to
average net assets (%)(b)	.42*	.84(d)	.85	.84	.82	.83

Ratio of net investment income
to average net assets (%)	1.89*	3.57(d)	3.49	3.76	4.39	4.74

Portfolio turnover (%)	5.69*	12.61	26.81	42.88	54.72	36.91

* Not annualized.

** Unaudited.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.01 per share.

(d) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended July 31, 2005 reflect a reduction of less than 0.01% based on average net assets for class A shares (Note 2).

The accompanying notes are an integral part of these financial statements.

44

Financial highlights (For a common share outstanding throughout the period)

CLASS B

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	1/31/06	7/31/05	7/31/04	7/31/03	7/31/02	7/31/01

Net asset value,
beginning of period	$15.09	$14.94	$14.95	$15.48	$15.20	$14.54

Investment operations:
Net investment income	.23	.44(d)	.44	.48	.59	.65

Net realized and unrealized
gain (loss) on investments	(.10)	.26	.24	(.16)	.27	.66

Total from
investment operations	.13	.70	.68	.32	.86	1.31

Less distributions:
From net investment income	(.24)	(.44)	(.43)	(.49)	(.58)	(.65)

From net realized gain
on investments	(.08)	(.11)	(.26)	(.36)	—	—

Total distributions	(.32)	(.55)	(.69)	(.85)	(.58)	(.65)

Redemption fees	—(c)	—(c)	—	—	—	—

Net asset value,
end of period	$14.90	$15.09	$14.94	$14.95	$15.48	$15.20

Total return at
net asset value (%)(a)	.90*	4.71	4.52	2.04	5.81	9.18

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$74,270	$88,337	$110,498	$150,266	$171,801	$196,934

Ratio of expenses to
average net assets (%)(b)	.75*	1.49(d)	1.50	1.49	1.35	1.23

Ratio of net investment income
to average net assets (%)	1.55*	2.92(d)	2.83	3.10	3.86	4.34

Portfolio turnover (%)	5.69*	12.61	26.81	42.88	54.72	36.91

* Not annualized.

** Unaudited.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.01 per share.

(d) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended July 31, 2005 reflect a reduction of less than 0.01% based on average net assets for class B shares (Note 2).

The accompanying notes are an integral part of these financial statements.

45

Financial highlights (For a common share outstanding throughout the period)

CLASS C

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	1/31/06	7/31/05	7/31/04	7/31/03	7/31/02	7/31/01

Net asset value,
beginning of period	$15.09	$14.94	$14.95	$15.49	$15.21	$14.53

Investment operations:
Net investment income	.22	.42(d)	.41	.46	.55	.59

Net realized and unrealized
gain (loss) on investments	(.11)	.26	.25	(.17)	.27	.68

Total from
investment operations	.11	.68	.66	.29	.82	1.27

Less distributions:
From net investment income	(.22)	(.42)	(.41)	(.47)	(.54)	(.59)

From net realized gain
on investments	(.08)	(.11)	(.26)	(.36)	—	—

Total distributions	(.30)	(.53)	(.67)	(.83)	(.54)	(.59)

Redemption fees	—(c)	—(c)	—	—	—	—

Net asset value,
end of period	$14.90	$15.09	$14.94	$14.95	$15.49	$15.21

Total return at
net asset value (%)(a)	.74*	4.54	4.40	1.82	5.53	8.89

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$9,040	$8,835	$10,097	$13,793	$11,885	$9,638

Ratio of expenses to
average net assets (%)(b)	.83*	1.64(d)	1.65	1.64	1.62	1.63

Ratio of net investment income
to average net assets (%)	1.48*	2.77(d)	2.69	2.95	3.58	3.88

Portfolio turnover (%)	5.69*	12.61	26.81	42.88	54.72	36.91

* Not annualized.

** Unaudited.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.01 per share.

(d) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended July 31, 2005 reflect a reduction of less than 0.01% based on average net assets for class C shares (Note 2).

The accompanying notes are an integral part of these financial statements.

46

Financial highlights (For a common share outstanding throughout the period)

CLASS M

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended

	1/31/06	7/31/05	7/31/04	7/31/03	7/31/02	7/31/01
Net asset value,
beginning of period	$15.11	$14.96	$14.97	$15.50	$15.22	$14.56

Investment operations:
Net investment income	.26	.50(d)	.49	.54	.62	.66

Net realized and unrealized
gain (loss) on investments	(.11)	.25	.24	(.16)	.28	.67

Total from
investment operations	.15	.75	.73	.38	.90	1.33

Less distributions:
From net investment income	(.26)	(.49)	(.48)	(.55)	(.62)	(.67)

From net realized gain
on investments	(.08)	(.11)	(.26)	(.36)	—	—

Total distributions	(.34)	(.60)	(.74)	(.91)	(.62)	(.67)

Redemption fees	—(c)	—(c)	—	—	—	—

Net asset value,
end of period	$14.92	$15.11	$14.96	$14.97	$15.50	$15.22

Total return at
net asset value (%)(a)	.99*	5.05	4.93	2.40	6.05	9.28

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$1,153	$1,135	$1,188	$2,148	$2,154	$1,696

Ratio of expenses to
average net assets (%)(b)	.57*	1.14(d)	1.15	1.14	1.12	1.13

Ratio of net investment income
to average net assets (%)	1.74*	3.27(d)	3.19	3.45	4.08	4.45

Portfolio turnover (%)	5.69*	12.61	26.81	42.88	54.72	36.91

* Not annualized.

** Unaudited.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.01 per share.

(d) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended July 31, 2005 reflect a reduction of less than 0.01% based on average net assets for class M shares (Note 2).

The accompanying notes are an integral part of these financial statements.

47

Notes to financial statements 1/31/06 (Unaudited)

Note 1: Significant accounting policies

Putnam AMT-Free Insured Municipal Fund (the “fund”) is a series of Putnam Tax Free Income Trust (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing in tax exempt securities that are covered by insurance guaranteeing the payment of principal and interest, are rated AAA or Aaa, or are escrowed by securities guaranteed by the U.S. government.

The fund offers class A, class B, class C and class M shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and generally do not pay contingent deferred sales charges. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the

48

call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $344,835,795, resulting in gross unrealized appreciation and depreciation of $19,952,601 and $358,892, respectively, or net unrealized appreciation of $19,593,709.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the

49

time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

For the period ended January 31, 2006, Putnam Management did not waive any of its management fee from the fund. For the period ended January 31, 2006, Putnam Management has assumed $2,152 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 5).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended January 31, 2006, the fund incurred $148,865 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the six months ended January 31, 2006, the fund’s expenses were reduced by $44,260 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $310, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended.

50

Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average total retainer and meeting fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at then annual rate of 0.85%, 1.00% and 0.50% for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the six months ended January 31, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $5,454 and $18 from the sale of class A and class M shares, respectively, and received $21,541 and $82 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended January 31, 2006, Putnam Retail Management, acting as underwriter, received $535 on class A redemptions.

Note 3: Purchases and sales of securities

During the six months ended January 31, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $20,407,360 and $26,966,225, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At January 31, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

51

CLASS A	Shares	Amount
Six months ended 1/31/06:
Shares sold	1,409,272	$ 21,081,300

Shares issued
in connection
with reinvestment
of distributions	314,307	4,690,916

	1,723,579	25,772,216

Shares
repurchased	(1,494,924)	(22,363,582)

Net increase	228,655	$ 3,408,634

Year ended 7/31/05:
Shares sold	1,296,018	$ 19,595,353

Shares issued
in connection
with reinvestment
of distributions	560,530	8,478,887

	1,856,548	28,074,240

Shares
repurchased	(2,684,464)	(40,599,970)

Net decrease	(827,916)	$(12,525,730)

CLASS B	Shares	Amount
Six months ended 1/31/06:
Shares sold	40,717	$ 610,751

Shares issued
in connection
with reinvestment
of distributions	73,419	1,096,979

	114,136	1,707,730

Shares
repurchased	(982,935)	(14,731,697)

Net decrease	(868,799)	$(13,023,967)

Year ended 7/31/05:
Shares sold	129,966	$ 1,969,722

Shares issued
in connection
with reinvestment
of distributions	153,709	2,328,639

	283,675	4,298,361

Shares
repurchased	(1,825,378)	(27,650,162)

Net decrease	(1,541,703)	$(23,351,801)

CLASS C	Shares	Amount
Six months ended 1/31/06:
Shares sold	61,586	$923,560

Shares issued
in connection
with reinvestment
of distributions	8,299	124,045

	69,885	1,047,605

Shares
repurchased	(48,608)	(730,791)

Net increase	21,277	$316,814

Year ended 7/31/05:
Shares sold	93,752	$1,426,589

Shares issued
in connection
with reinvestment
of distributions	15,338	232,426

	109,090	1,659,015

Shares
repurchased	(199,428)	(3,024,518)

Net decrease	(90,338)	$(1,365,503)

CLASS M	Shares	Amount
Six months ended 1/31/06:
Shares sold	4,878	$73,399

Shares issued
in connection
with reinvestment
of distributions	1,442	21,582

	6,320	94,981

Shares
repurchased	(4,192)	(62,486)

Net increase	2,128	$32,495

Year ended 7/31/05:
Shares sold	2,300	$34,914

Shares issued
in connection
with reinvestment
of distributions	2,436	36,941

	4,736	71,855

Shares
repurchased	(9,045)	(136,996)

Net decrease	(4,309)	$(65,141)

52

Note 5: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

53

The Putnam family of funds

The following is a complete list of Putnam’s open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds	Value funds
Discovery Growth Fund	Classic Equity Fund
Growth Opportunities Fund	Convertible Income-Growth Trust
Health Sciences Trust	Equity Income Fund
International New Opportunities Fund*	The George Putnam Fund of Boston
New Opportunities Fund	The Putnam Fund for Growth
OTC & Emerging Growth Fund	and Income
Small Cap Growth Fund	International Growth and Income Fund*
Vista Fund	Mid Cap Value Fund
Voyager Fund	New Value Fund
Small Cap Value Fund†

Blend funds	Income funds
Capital Appreciation Fund	American Government Income Fund
Capital Opportunities Fund	Diversified Income Trust
Europe Equity Fund*	Floating Rate Income Fund
Global Equity Fund*	Global Income Trust*
Global Natural Resources Fund*	High Yield Advantage Fund*†
International Capital	High Yield Trust*
Opportunities Fund*	Income Fund
International Equity Fund*	Limited Duration Government
Investors Fund	Income Fund‡
Research Fund	Money Market Fund§
Tax Smart Equity Fund®	U.S. Government Income Trust
Utilities Growth and Income Fund

* A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

† Closed to new investors.

‡ Formerly Putnam Intermediate U.S. Government Income Fund.

§ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any
other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

54

Tax-free income funds	Putnam RetirementReady® Funds
AMT-Free Insured Municipal Fund**	Putnam RetirementReady Funds — ten
Tax Exempt Income Fund	investment portfolios that offer diversifica-
Tax Exempt Money Market Fund§	tion among stocks, bonds, and money
Tax-Free High Yield Fund	market instruments and adjust to become
more conservative over time based on a
State tax-free income funds:	target date for withdrawing assets.
Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,	The ten funds:
Ohio, and Pennsylvania	Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Asset allocation funds	Putnam RetirementReady 2040 Fund
Income Strategies Fund	Putnam RetirementReady 2035 Fund
Putnam Asset Allocation Funds — three	Putnam RetirementReady 2030 Fund
investment portfolios that spread your	Putnam RetirementReady 2025 Fund
money across a variety of stocks, bonds,	Putnam RetirementReady 2020 Fund
and money market investments.	Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
The three portfolios:	Putnam RetirementReady Maturity Fund
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

** Formerly Putnam Tax-Free Insured Fund.

With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

Check your account balances and the most recent month-end performance at www.putnam.com.

55

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109
Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109
Custodian
Putnam Fiduciary
Trust Company
Legal Counsel
Ropes & Gray LLP
Trustees
John A. Hill, Chairman
Jameson Adkins Baxter,
Vice Chairman
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers
George Putnam, III
President
Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer
Jonathan S. Horwitz
Senior Vice President
and Treasurer
Steven D. Krichmar
Vice President and
Principal Financial Officer
Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer
Daniel T. Gallagher
Senior Vice President,
Staff Counsel and
Compliance Liaison
Beth S. Mazor
Vice President
James P. Pappas
Vice President
Richard S. Robie, III
Vice President

Francis J. McNamara, III
Vice President and
Chief Legal Officer
Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer
Mark C. Trenchard
Vice President and
BSA Compliance Officer
Judith Cohen
Vice President, Clerk and
Assistant Treasurer
Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk
Nancy E. Florek
Vice President, Assistant Clerk,
Assistant Treasurer and
Proxy Manager

This report is for the information of shareholders of Putnam AMT-Free Insured Municipal Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

56

PUTNAM
INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Not FDIC Insured | May Lose Value | No Bank Guarantee

SA043 231697 3/06

Putnam Tax-Free High Yield Fund

1|31|06

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam Tax-Free High Yield Fund

1| 31| 06 Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	12
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	29
Financial statements	30

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

The performance of U.S. financial markets in the early weeks of 2006 suggests that investors remain generally optimistic this year. Stocks have advanced briskly while bonds have remained subdued. We consider these results typical of an expanding economy capable of generating both profits and inflation. As is often the case, the fundamental data painted a more conflicted picture than the market’s movements. In the final months of 2005, the economic growth rate slipped to a low level of 1.1%, according to initial estimates. Nevertheless, labor market conditions have strengthened, and energy prices, though elevated, did not spike in the winter months, thanks in part to mild winter weather in many regions of the country. Inflationary pressures remain contained, to borrow the terminology of the U.S. Federal Reserve Board (the Fed). At its January 31 meeting, marking the end of former Chairman Alan Greenspan’s 18 years of service, the Fed again raised interest rates, but hinted that the end of this tightening cycle might not be far away. Whatever the course the economy and monetary policy take in coming months, in our view it is fortunate that the Fed’s new Chairman, Ben Bernanke, like his predecessor, regards the Fed’s role in pursuing both price stability and economic growth as essential to encouraging investment.

Although there is no guarantee a fund will achieve its objectives, we believe that the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors. We want you to know that Putnam Investments, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on delivering consistent, dependable, superior investment performance over time.

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In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. We thank you for your support of the Putnam funds.

Putnam Tax-Free High Yield Fund: potential for high current income exempt from federal income taxes

Two of the most significant challenges of fixed-income investing are low interest rates and taxes on income. Putnam Tax-Free High Yield Fund helps investors reduce the impact of both by investing in higher-yielding municipal bonds, which offer the potential for a greater stream of income along with tax advantages. While the stated yields on municipal bonds are lower than those of taxable bonds, the income most of these bonds pay is exempt from federal tax.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. The income from a municipal bond is generally exempt from federal income taxes, and from state taxes for residents of the state in which the bond is issued. Municipal bonds are backed by either the issuing city or town or by revenues collected from usage fees, and as a result have varying degrees of credit risk (the risk that the issuer won’t be able to repay the bond).

Many high-yield municipal bonds are not rated by independent rating agencies such as Standard & Poor’s and Moody’s. This is mainly because many issuers decide not to pursue a rating that might be below investment grade. As a result, investment managers must do additional research to determine whether these bonds are prudent investments.

Evaluating a bond’s credit risk is one area in which Putnam has particular expertise. Putnam’s municipal bond research team analyzes each issue in depth and assigns unrated bonds an agency-equivalent Putnam rating — instead of rating bonds on a pass/fail basis, which is a common practice in the industry. Although unrated bonds typically represent only a small portion of the fund's holdings, this analysis helps the management team in identifying bonds with attractive risk/return profiles from among this group.

Once the fund has invested in a bond, the fund’s management team continues to monitor

Municipal bonds may finance a range of projects in your community and thus play a key role in its development.

developments that affect the bond market, the specific sector (for example, hospitals or utilities), and the issuer of the bond. Typically, higher-risk, lower-rated bonds are reviewed more frequently because of their greater potential risk.

The goal of the fund’s approach to research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust the fund’s holdings for the benefit of the fund and its shareholders.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Understanding tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield:

The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2005.

Results for investors subject to lower tax rates would not be as advantageous.

Putnam Tax-Free High Yield Fund seeks to provide a high level of current income free from federal income tax by investing in a diversified portfolio of lower-rated and investment-grade municipal bonds. The fund is intended and may be appropriate for investors seeking tax-advantaged income who are willing to accept some credit risk.

Highlights

* For the six months ended January 31, 2006, Putnam Tax-Free High Yield Fund’s class A shares returned 1.77% without sales charges.

* The fund’s benchmark, the Lehman Municipal Bond Index, returned 1.32% for the period.

* The average return for the fund’s Lipper category, High Yield Municipal Debt Funds, was 1.78% .

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 12.

Performance

Total return for class A shares for periods ended 1/31/06

Since the fund's inception (9/20/93), average annual return is 6.86% at NAV and 6.66% at POP.*

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

10 years	4.49%	4.09%	55.13%	49.32%

5 years	5.00	4.22	27.66	22.97

3 years	6.54	5.16	20.92	16.29

1 year	5.07	1.21	5.07	1.21

6 months	—	—	1.77	–2.07

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 3.75% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A short-term trading fee of up to 2% may apply.

*Derived from the historical performance of class B shares (inception 9/9/85), adjusted for the applicable sales charge.

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Report from the fund managers

The period in review

Higher-yielding bonds continued to outperform lower-yielding, higher-quality issues during the six months ended January 31, 2006, but their lead has been gradually diminishing. Your fund’s results at net asset value (NAV, or without sales charges) remained slightly ahead of results for the fund’s benchmark, the Lehman Municipal Bond Index, which is composed of higher-grade issues. The fund’s performance at NAV was in line with the average for its Lipper peer group. Our defensive strategy was a positive contributor during the period, as long-term interest rates rose, negatively impacting bond prices. Two pre-refunded holdings increased in value, which also benefited the fund. Diversification and sector positioning helped results, furthermore, but our decision to keep the fund’s overall credit quality slightly higher than that of its peers dampened relative performance.

Market overview

Although yields on bonds across the maturity spectrum rose, the spreads — or differences in yields — between long- and short-term bonds continued to narrow because short-term rates rose faster than long-term rates. The Federal Reserve Board (the Fed) raised the federal funds rate five times during the semiannual period as part of its ongoing efforts to rein in economic growth and limit inflationary pressures. Long-term interest rates, which had resisted the Fed’s upward pressure for many months, finally responded by edging upward. We continue to believe that investors are still not being adequately rewarded for the risks of owning bonds with long maturities.

The strength of the U.S. economy and generally rising corporate earnings continue to favor lower-rated bonds because there is relatively modest concern about possible defaults at present. Bonds in the lowest credit-quality tiers benefited the most from these conditions, as traditional buyers of municipal bonds pursued higher yields with greater confidence. Land-secured bonds, municipal bonds issued to benefit long-term care facilities, bonds in the power sector, and hospital bonds were among the beneficiaries. Although airlines experienced turbulence in the wake of bankruptcy filings by two troubled carriers, Delta and

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Northwest, airline-related industrial development bonds (IDBs) benefited from a sudden downturn in jet fuel prices in November and December. Callable bonds, which can be redeemed by their issuers before maturity, continued to outperform non-callable bonds, as investors generally expect these bonds to be less sensitive to increases in interest rates.

Strategy overview

Given our expectation for rising interest rates, we maintained a short (defensive) duration position, a strategy that proved beneficial as rising rates put downward pressure on bond prices. Duration is a measure of a fund’s sensitivity to changes in interest rates. Having a shorter-duration portfolio may help protect principal when interest rates are rising, but it can reduce the fund’s potential for appreciation when rates fall. One of the strategies we used to manage duration was selling Treasury bond futures. This helped us achieve our target duration without trading large volumes of securities, a more expensive and time-consuming strategy.

The fund’s slightly higher overall quality, compared to other funds in its peer group, held it back somewhat, as the lower-quality segment of the market outperformed. We continue to seek opportunities among lower-rated bonds that meet our requirements. However, our experience has shown that, over a full credit cycle, it is wiser to avoid

Market sector performance
These indexes provide an overview of performance in different market sectors for the six months ended 1/31/06.

Bonds
Lehman Municipal Bond Index (tax-exempt bonds)	1.32%

Lehman Aggregate Bond Index (broad bond market)	0.84%

Lehman Government Bond Index (U.S. Treasury and agency securities)	0.77%

Lehman Intermediate Treasury Bond Index (intermediate-maturity U.S. Treasury bonds)	0.84%

Equities
S&P 500 Index (broad stock market)	4.68%

S&P Utilities Index (utilities stocks)	1.60%

Russell 2000 Growth Index (small-company growth stocks)	10.71%

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bonds that we believe pose too great a risk of default. This strategy helped us avoid bonds backed by Delta Airlines and Northwest Airlines, which were forced into bankruptcy during the period.

Our emphasis on tobacco settlement bonds continued to benefit the fund’s relative performance, as this sector remained strong. We also increased the fund’s holdings in the single-family housing sector during the past six months because we believe rising interest rates and declining mortgage prepayments will help keep this sector stable.

Your fund’s holdings

Your fund continues to benefit from its emphasis on tobacco settlement bonds.

Payments from these bonds are secured by income from tobacco companies’ settlement obligations to certain municipalities. In what has amounted to an ongoing threat to this income stream, the Department of Justice (DOJ) initiated a lawsuit in 1999 against the major tobacco companies, seeking billions of dollars that the DOJ claimed had been obtained fraudulently from the sale of cigarettes. This sector benefited from a February 4, 2005, ruling by the U.S. Court of Appeals for the District of Columbia against the federal government. Investors believe this has mitigated the potential financial impact of the DOJ’s lawsuit against tobacco companies, and demand for these bonds has strengthened, boosting their prices.

Comparison of the fund's maturity and duration

This chart compares changes in the fund’s average effective maturity (a weighted average of the holdings’ maturities) and its average effective duration (a measure of its sensitivity to interest-rate changes).

Average effective duration and average effective maturity take into account put and call features, where applicable, and reflect prepayments for mortgage-backed securities. Duration is usually shorter than maturity because it reflects interest payments on a bond prior to its maturity.

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One of the fund’s tobacco holdings — Golden State Tobacco Securitization Corp. — provided additional benefits during the period when the issue was pre-refunded. Pre-refunding occurs when an issuer refinances an older, high-coupon bond by issuing new bonds at current, lower interest rates. The proceeds are invested in a secure investment (usually U.S. Treasury securities) that mature at the older bond’s first call date. This effectively raises the bonds’ perceived quality and, in many cases, their market value. The maturity of the fund’s original Golden State holdings was 2038; the bonds’ effective maturity is now 2013. The fund’s California Department of Water Resources Power Supply bonds were also pre-refunded, moving that issue’s effective maturity date up to 2012 from 2022. Both pre-refunded issues appreciated in value.

We have been adding selectively to the fund’s holdings in the single-family housing sector. Three issues new to the portfolio include bonds for Idaho Housing and Finance Association Single Family Mortgage, Missouri State Housing Development Authority, and New Mexico Mortgage Finance Authority Single Family Mortgage program. Single-family housing bonds, in general, tend to perform well when interest rates are expected to rise because investors become less concerned about refinancing. With the yield difference between lower- and higher-quality bonds now relatively narrow, our analysts’

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 1/31/06. A bond rated Baa or higher is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody's but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

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careful research helped identify housing bonds that combine a relatively high rating with an attractive yield. These single-family housing bonds give us an opportunity to add to the portfolio’s diversification as well as enhance its income profile without going down in credit quality.

In general, fundamentals in the municipal market remain strong, reflecting continued economic growth, while investor demand for higher-yielding, tax-free bonds is high. We have become more cautious when it comes to issues from lower credit-quality tiers, as spreads have narrowed sharply over the past few years. As such, the overall quality of the portfolio is somewhat higher than that of its peers. We believe this is prudent positioning at this point in the credit cycle.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

The markets appear to be greeting new Fed chairman Ben Bernanke with quiet approval, as most investors seem to believe he will continue the policies of his predecessor. We share the general belief that the Fed will continue to raise interest rates during the first half of 2006, but we look for more tightening than is generally anticipated in the market as a whole.

Because we believe many longer-term municipal bonds are overpriced, we are currently emphasizing issues with intermediate maturities. We are also focusing on callable bonds, since these tend to perform better in a rising interest-rate environment. In addition, we believe the strong performance of lower-quality bonds may moderate as the yield curve continues to flatten. The difference in yields at different quality tiers of the market is now less than it was at the beginning of the fund’s 2006 fiscal year. Although airline-related IDBs rallied with the market late in the period, reflecting a drop in jet fuel prices, we remain bearish on this industry, preferring to seek opportunities in other areas, including the single-family housing, utilities, tobacco settlement, hospital, long-term care facility, and land-secured sectors.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Tax-free funds may not be suitable for IRAs and other non-taxable accounts.

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Your fund’s performance

This section shows your fund’s performance during the first half of its fiscal year, which ended January 31, 2006. In accordance with regulatory requirements for mutual funds, we also include performance for the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581.

Fund performance
Total return for periods ended 1/31/06

	Class A		Class B		Class C		Class M
(inception dates)	(9/20/93)		(9/9/85)		(2/1/99)		(12/29/94)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP

Annual average
(life of fund)	6.86%	6.66%	6.48%	6.48%	6.01%	6.01%	6.64%	6.47%

10 years	55.13	49.32	46.49	46.49	43.06	43.06	50.60	45.77
Annual average	4.49	4.09	3.89	3.89	3.65	3.65	4.18	3.84

5 years	27.66	22.97	24.06	22.12	22.86	22.86	25.84	21.74
Annual average	5.00	4.22	4.41	4.08	4.20	4.20	4.70	4.01

3 years	20.92	16.29	18.66	15.66	18.12	18.12	19.87	15.91
Annual average	6.54	5.16	5.87	4.97	5.71	5.71	6.23	5.04

1 year	5.07	1.21	4.43	-0.57	4.21	3.21	4.76	1.37

6 months	1.77	-2.07	1.44	-3.53	1.41	0.42	1.65	-1.63

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 3.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class A, C, and M shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and, for class C shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

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Comparative index returns
For periods ended 1/31/06

		Lipper High-Yield
	Lehman Municipal	Municipal Debt Funds
	Bond Index	category average*

Annual average
(life of fund)	7.68%	6.75%

10 years	73.46	62.68
Annual average	5.66	4.96

5 years	30.30	33.89
Annual average	5.44	5.97

3 years	14.50	21.04
Annual average	4.62	6.54

1 year	2.83	5.38

6 months	1.32	1.78

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 1/31/06, there were 82, 82, 78, 69, and 35 funds, respectively, in this Lipper category.

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Fund price and distribution information
For the six-month period ended 1/31/06

Distributions*	Class A		Class B	Class C	Class M

Number	6		6	6	6

Income[1]	$0.305307		$0.264399	$0.254404	$0.286899

Capital gains[2]	—		—	—	—

Total	$0.305307		$0.264399	$0.254404	$0.286899

Share value:	NAV	POP	NAV	NAV	NAV	POP
7/31/05	$13.02	$13.53	$13.04	$13.02	$13.01	$13.45

1/31/06	12.94	13.44	12.96	12.95	12.94	13.37

Current yield (end of period)
Current dividend rate[3]	4.66%	4.49%	4.03%	3.88%	4.38%	4.24%

Taxable equivalent[4]	7.17	6.91	6.20	5.97	6.74	6.52

Current 30-day SEC yield[5]	4.10	3.94	3.47	3.31	3.82	3.69

Taxable equivalent[4]	6.31	6.06	5.34	5.09	5.88	5.68

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 Assumes maximum 35% federal tax rate for 2006. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income, calculated using SEC guidelines.

Fund performance for most recent calendar quarter

Total return for periods ended 12/31/05

		Class A		Class B		Class C		Class M
	(inception dates)	(9/20/93)		(9/9/85)		(2/1/99)		(12/29/94)
		NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP

	Annual average
	(life of fund)	6.87%	6.67%	6.49%	6.49%	6.01%	6.01%	6.65%	6.47%

	10 years	55.61	49.77	46.84	46.84	43.54	43.54	51.00	46.12
	Annual average	4.52	4.12	3.92	3.92	3.68	3.68	4.21	3.87

	5 years	28.73	23.87	25.10	23.14	23.80	23.80	26.83	22.66
	Annual average	5.18	4.37	4.58	4.25	4.36	4.36	4.87	4.17

	3 years	20.35	15.78	18.13	15.13	17.48	17.48	19.32	15.39
	Annual average	6.37	5.01	5.71	4.81	5.52	5.52	6.06	4.89

	1 year	5.86	1.97	5.29	0.29	5.03	4.03	5.57	2.11

14	6 months	1.69	-2.16	1.34	-3.62	1.25	0.26	1.50	-1.78

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Tax-Free High Yield Fund from August 1, 2005, to January 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M
Expenses paid per $1,000*	$ 4.12	$ 7.31	$ 8.07	$ 5.54

Ending value (after expenses)	$1,017.70	$1,014.40	$1,014.10	$1,016.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 1/31/06. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2006, use the calculation method below. To find the value of your investment on August 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 08/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M
Expenses paid per $1,000*	$ 4.13	$ 7.32	$ 8.08	$ 5.55

Ending value (after expenses)	$1,021.12	$1,017.95	$1,017.19	$1,019.71

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 1/31/06. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M
Your fund's annualized
expense ratio	0.81%	1.44%	1.59%	1.09%

Average annualized expense
ratio for Lipper peer group*	0.88%	1.51%	1.66%	1.16%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 12/31/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares . The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons
Percentage of holdings that change every year

	2005	2004	2003	2002	2001
Putnam Tax-Free High Yield Fund	21%	18%	29%	20%	18%

Lipper High Yield Municipal
Debt Funds category average	27%	30%	32%	35%	29%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on July 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 12/31/05.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2005. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. David Hamlin is the Portfolio Leader, and Paul Drury, Susan McCormack, and James St. John are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges). Information shown is as of January 31, 2006, and January 31, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

David Hamlin	2006	*

Portfolio Leader	2005	*

Paul Drury	2006	*

Portfolio Member	2005	*

Susan McCormack	2006	*

Portfolio Member	2005	*

James St. John	2006	*

Portfolio Member	2005				*

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $720,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

David Hamlin is the Portfolio Leader and Paul Drury, Susan McCormack, and James St. John are Portfolio Members for Putnam’s tax-exempt funds for the following states: Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund, Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, Putnam Tax Exempt Income Fund, and Putnam Tax-Free Health Care Fund.

David Hamlin, Paul Drury, Susan McCormack, and James St. John may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended January 31, 2006.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of January 31, 2006, and January 31, 2005.

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2006	*

Chief Technology Officer	2005	*

Joshua Brooks	2006	*

Deputy Head of Investments	N/A

William Connolly	2006	*

Head of Retail Management	N/A

Kevin Cronin	2006	*

Head of Investments	2005	*

Charles Haldeman, Jr.	2006			*

President and CEO	2005			*

Amrit Kanwal	2006	*

Chief Financial Officer	2005	*

Steven Krichmar	2006	*

Chief of Operations	2005	*

Francis McNamara, III	2006		*

General Counsel	2005		*

Richard Robie, III	2006	*

Chief Administrative Officer	2005	*

Edward Shadek	2006	*

Deputy Head of Investments	N/A

Sandra Whiston	2006	*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam's Executive Board as of 1/31/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Intermediate Treasury Bond Index is an unmanaged index of U.S. Treasury securities with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Utilities Index is an unmanaged index of common stock issued by utility companies.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Lipper rankings are based on total return at net asset value and do not reflect sales charges. Funds are ranked among other funds with similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule then in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 69th percentile in management fees and in the 50th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (These expense comparisons do not reflect a reduction in your fund’s management fee schedule that took effect in March 2005. In addition, because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process – as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel – but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper High-Yield Municipal Debt Funds; compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

22nd	62nd	54th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three-, and five-year periods ended December 31, 2004, there were 79, 72, and 60 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper High-Yield Municipal Debt Funds category for the one-, five-, and ten-year periods ended December 31, 2005 were 58th, 73rd, and 67th, respectively. Over the one-, five-, and ten-year periods ended December 31, 2005, the fund ranked 48th out of 82 funds, 51st out of 69 funds, and 24th out of 35 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process. The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

The fund’s portfolio 1/31/06 (Unaudited)

Key to abbreviations
AMBAC AMBAC Indemnity Corporation	GNMA Coll. Government National Mortgage
COP Certificate of Participation	Association Collateralized
FGIC Financial Guaranty Insurance Company	G.O. Bonds General Obligation Bonds
FHA Insd. Federal Housing Administration Insured	IFB Inverse Floating Rate Bonds
FHLMC Coll. Federal Home Loan Mortgage	MBIA MBIA Insurance Company
Corporation Collateralized	PSFG Permanent School Fund Guaranteed
FNMA Coll. Federal National Mortgage	Q-SBLF Qualified School Board Loan Fund
Association Collateralized	U.S. Govt. Coll. U.S. Government Collateralized
FRB Floating Rate Bonds	VRDN Variable Rate Demand Notes
FSA Financial Security Assurance

MUNICIPAL BONDS AND NOTES (97.1%)*

	Rating **	Principal amount	Value

Alabama (0.8%)
Jackson Cnty., Hlth. Care Auth. Rev. Bonds,
5.7s, 5/1/19	BB+	$ 9,640,000	$9,550,715
Phenix City, Indl. Dev. Board Rev. Bonds
(Mead Coated Board), Ser. A, 5.3s,
4/1/27 (Prerefunded)	AAA	1,000,000	1,056,950
Sylacauga, Hlth. Care Auth. Rev. Bonds
(Coosa Valley Med. Ctr.), Ser. A
6s, 8/1/35	B/P	500,000	504,680
6s, 8/1/25	B/P	1,700,000	1,717,136
			12,829,481

Arizona (1.7%)
AZ Hlth. Fac. Auth. Rev. Bonds
(Bethesda Foundation), Ser. A, 6.4s, 8/15/27	BB-/P	1,500,000	1,501,350
Casa Grande, Indl. Dev. Auth. Rev. Bonds
(Casa Grande Regl. Med. Ctr.), Ser. A
7 5/8s, 12/1/29	B+/P	7,300,000	8,094,240
7 1/4s, 12/1/19	B+/P	500,000	547,940
Cochise Cnty., Indl. Dev. Auth. Rev. Bonds
(Sierra Vista Regl. Hlth. Ctr.), 7 3/4s, 12/1/30	BB+/P	3,305,000	3,637,483
(Sierra Vista Cmnty. Hosp.), 6.45s, 12/1/17	BB+/P	2,540,000	2,700,350
(Sierra Vista Regl. Hlth. Ctr.), Ser. A, 6.2s,
12/1/21	BB+/P	980,000	1,035,713
Maricopa Cnty., Poll. Control Rev. Bonds (Pub.
Service- Palo Verde), Ser. A, 4s, 1/1/38	Baa2	2,000,000	1,994,900
Mcallister, Academic Village VRDN (AZ State U.),
Ser. B, AMBAC, 3.02s, 7/1/45	VMIG1	2,430,000	2,430,000
Navajo Cnty., Indl. Dev. Rev. Bonds (Stone

MUNICIPAL BONDS AND NOTES (97.1%)* continued

	Rating **	Principal amount	Value

Arizona continued
Container Corp.), 7.2s, 6/1/27	B/P	$2,500,000	$2,570,050
Pima Cnty., Indl Dev. Auth. Rev. Bonds
(Horizon Cmnty. Learning Ctr.), 5.05s, 6/1/25	BBB-	2,450,000	2,382,062
			26,894,088

Arkansas (1.7%)
AR Dev. Fin. Auth. Rev. Bonds, Ser. B, GNMA
Coll., FNMA Coll., 3 3/4s, 1/1/26	AAA	2,010,000	2,003,930
AR State Hosp. Dev. Fin. Auth. Rev. Bonds
(Washington Regl. Med. Ctr.), 7 3/8s,
2/1/29 (Prerefunded)	Baa2	10,500,000	11,991,840
Independence Cnty., Poll. Control Rev.
Bonds (Entergy, Inc.), 5s, 1/1/21	A-	1,500,000	1,518,270
Northwest Regl. Arpt. Auth. Rev. Bonds,
7 5/8s, 2/1/27 (Prerefunded)	BB/P	7,065,000	7,779,625
Washington Cnty., Hosp. Rev. Bonds
(Regl. Med. Ctr.)
Ser. A, 5s, 2/1/35	Baa2	700,000	694,701
Ser. B, 5s, 2/1/25	Baa2	1,750,000	1,770,213
			25,758,579

California (13.7%)
ABAG Fin. Auth. COP (American Baptist
Homes), Ser. A, 5.85s, 10/1/27	BB+	3,000,000	3,008,520
Anaheim, Pub. Fin. Auth. Lease 144A Rev.
Bonds (Pub. Impts.), Ser. A, FSA, 6s, 9/1/24	Aaa	5,000,000	5,973,850
CA Rev. Bonds (Stanford Hosp. & Clinics),
Ser. A, 5s, 11/15/23	A2	8,000,000	8,259,680
CA State G.O. Bonds
5.1s, 2/1/34	A2	2,000,000	2,032,140
5s, 5/1/23	A2	24,265,000	25,453,500
CA State Dept. of Wtr. Resources Rev.
Bonds, Ser. A
AMBAC, 5 1/2s, 5/1/13	Aaa	18,000,000	20,029,680
5 1/2s, 5/1/11	A2	7,000,000	7,605,640
5 3/8s, 5/1/22 (Prerefunded)	Aaa	7,500,000	8,315,925
5 1/8s, 5/1/18 (Prerefunded)	Aaa	2,000,000	2,189,800
CA State Econ. Recvy. G.O. Bonds, Ser. A,
5s, 7/1/17	Aa3	3,650,000	3,847,684
CA Statewide Cmnty. Dev. Auth. Multi-Fam.
Rev. Bonds (Hsg. Equity Res.), Ser. B,
5.2s, 12/1/29	A-	1,000,000	1,028,190
CA Statewide Cmnty. Dev. Auth. Special Tax
Rev. Bonds (Citrus Garden Apt. Project - D1),
5 1/4s, 7/1/22	A	1,000,000	1,021,770
CA Statewide Cmnty. Dev. Auth. Apt.
Mandatory Put Bonds (Irvine Apt. Cmntys.),
Ser. A-3, 5.1s, 5/17/10	Baa2	4,300,000	4,449,296

MUNICIPAL BONDS AND NOTES (97.1%)* continued

	Rating **	Principal amount	Value

California continued
Capistrano, Unified School Dist. Cmnty.
Fac. Special Tax Bonds
(No 98-2 Ladera), 5.7s,
9/1/20 (Prerefunded)	BBB/P	$1,500,000	$1,642,380
(Ladera), Ser. 98-2, 5 3/4s, 9/1/29
(Prerefunded)	BBB/P	750,000	822,443
Cathedral City, Impt. Board Act of 1915
Special Assmt. Bonds (Cove Impt. Dist.)
Ser. 04-02, 5s, 9/2/30	BB+/P	1,750,000	1,715,945
Ser. 04-02, 4 3/4s, 9/2/18	BB+/P	490,000	487,413
Ser. 04-02, 5.05s, 9/2/35	BB+/P	500,000	489,455
Chula Vista Rev. Bonds (San Diego Gas),
Ser. B, 5s, 12/1/27	A1	2,700,000	2,735,937
Chula Vista, Cmnty. Fac. Dist. Special Tax
Rev. Bonds
(No. 08-1 Otay Ranch Village Six),
6s, 9/1/33	BB/P	2,855,000	2,967,030
(No. 07-I Otay Ranch Village Eleven), 5.8s,
9/1/28	BB-/P	2,000,000	2,099,020
Corona, COP (Vista Hosp. Syst.), zero %,
7/1/29 (In default) (F) †	D/P	31,900,000	89,320
Elk Grove CA Special Tax Rev. Bonds
(Poppy Ridge Cmnty. Facs. - No 03-01), 6s,
9/1/34 (Prerefunded)	BB/P	3,000,000	3,226,860
Folsom, Special Tax Rev. Bonds (Cmnty. Facs.
Dist. No. 10), 5 7/8s, 9/1/28	BB/P	1,750,000	1,809,903
Foothill/Eastern Corridor Agcy. Rev. Bonds (CA
Toll Roads), 5 3/4s, 1/15/40	Baa3	300,000	306,495
Gilroy, Rev. Bonds (Bonfante Gardens Park),
8s, 11/1/25	D/P	4,218,000	3,468,377
Golden State Tobacco Securitization Corp.
Rev. Bonds
Ser. B, 5 5/8s, 6/1/38 (Prerefunded)	Aaa	11,000,000	12,317,690
Ser. A, 5s, 6/1/45	A3	3,250,000	3,286,010
Irvine, Impt. Board Act of 1915 Special Assmt.
Bonds (Assmt. Dist. No. 00-18-GRP 3),
5.55s, 9/2/26	BB+/P	995,000	1,024,074
Oakley, Pub. Fin. Auth. Rev. Bonds
6s, 9/2/34	BB-/P	2,510,000	2,627,393
5 7/8s, 9/2/24	BB-/P	1,435,000	1,502,058
Orange Cnty., Cmnty. Fac. Dist. Special Tax
(No. 03-1 Ladera Ranch), Ser. A
5.4s, 8/15/22	BB/P	1,520,000	1,569,005
5.4s, 8/15/21	BB/P	1,240,000	1,280,213
Orange Cnty., Cmnty. Fac. Dist. Special Tax
Rev. Bonds (No. 02-1 Ladera Ranch), Ser. A,
5.55s, 8/15/33	BBB/P	2,875,000	2,947,680
Orange Cnty., Local Trans. Auth. Sales Tax IFB,
9.48s, 2/14/11	AA+	5,600,000	6,822,032

MUNICIPAL BONDS AND NOTES (97.1%)* continued

	Rating **	Principal amount	Value

California continued
Rancho Mirage, JT Powers Fin. Auth. Rev.
Bonds (Eisenhower Med. Ctr.), 5 7/8s, 7/1/26	A3	$1,700,000	$1,813,050
Roseville, Cmnty. Fac. Special Tax Bonds
(Dist. No. 1 - Westpark), 5 1/4s, 9/1/25	BB/P	3,810,000	3,858,463
(Dist. No. 1 - Westpark), 5 1/4s, 9/1/18	BB/P	125,000	128,766
(Dist. No. 1 Fiddyment), 5s, 9/1/23	BB/P	1,065,000	1,065,756
(Dist. No. 1 Fiddyment), 5s, 9/1/22	BB/P	1,035,000	1,040,434
(Dist. No. 1 ), 6s, 9/1/33	BB/P	1,500,000	1,571,160
(Dist. No. 1 - Westpark), 5 1/4s, 9/1/19	BB/P	205,000	210,266
Sacramento, Special Tax Rev. Bonds (North
Natomas Cmnty. Fac.)
Ser. 97-01, 5.1s, 9/1/35	BB/P	1,525,000	1,529,133
Ser. 97-01, 5s, 9/1/29	BB/P	620,000	619,120
Ser. 97-01, 5s, 9/1/21	BB/P	1,325,000	1,336,912
Ser. 4-A, 6s, 9/1/28	BB+/P	700,000	739,599
San Francisco City & Cnty. Redev. Agcy. Cmnty.
Fac. Dist. Dist. Special Tax (No. 6 Mission Bay
South), Ser. A, 5.15s, 8/1/35	BB-/P	1,500,000	1,496,385
San Joaquin Hills, Trans. Corridor Agcy. Rev.
Bonds, Ser. A, 5 1/2s, 1/15/28	Ba2	1,500,000	1,473,705
San Joaquin Hills, Trans. Corridor Agcy. Toll
Rd. Rev. Bonds, 7.55s, 1/1/10 (Prerefunded)	Aaa	10,000,000	10,990,000
Santaluz Cmnty., Facs. Dist. No. 2 Special Tax
Rev. Bonds (Impt. Area No. 1), Ser. B, 6 3/8s,
9/1/30	BB+/P	6,805,000	6,905,714
Southern CA Pub. Pwr. Auth. IFB
(Transmission), 8.167s, 7/1/12	Aa3	350,000	351,078
Sunnyvale, Special Tax Rev. Bonds (Cmnty. Fac.
Dist. No. 1), 7 3/4s, 8/1/32	BB-/P	6,780,000	7,385,522
Thousand Oaks, Cmnty. Fac. Dist. Special Tax
Rev. Bonds (Marketplace 94-1), zero %, 9/1/14	B/P	10,230,000	5,590,388
Vallejo, COP (Marine World Foundation)
7.2s, 2/1/26	BBB-/P	9,500,000	9,921,800
7s, 2/1/17	BBB-/P	6,840,000	7,144,927
			213,624,586

Colorado (0.7%)
CO Hlth. Fac. Auth. Rev. Bonds
(Evangelical Lutheran), 5.9s, 10/1/27	A3	5,000,000	5,357,100
CO Springs, Hosp. Rev. Bonds
6 3/8s, 12/15/30 (Prerefunded)	A3	745,000	844,189
6 3/8s, 12/15/30	A3	755,000	827,835
Larimer Cnty., G.O. Bonds (Poudre Impt. -
School Dist. No. 1), 7s, 12/15/16	Aa3	3,000,000	3,765,540
			10,794,664

MUNICIPAL BONDS AND NOTES (97.1%)* continued

	Rating **	Principal amount	Value

Connecticut (1.0%)
CT State Dev. Auth. Rev. Bonds
(East Hills Woods), Ser. A, 7 3/4s, 11/1/17	B-/P	$4,939,110	$4,573,270
(Elm Park Baptist), 5s, 12/1/13	BBB+	1,000,000	1,023,340
(East Hills Woods), Ser. B, zero %, 3/1/21	B-/P	604,924	24,620
CT State Dev. Auth. 1st. Mtg. Gross Rev. Hlth.
Care Rev. Bonds (Elim Street Park
Baptist, Inc.), 5.85s, 12/1/33	BBB+	2,000,000	2,103,560
CT State Dev. Auth. Poll. Control Rev. Bonds
(Western MA), Ser. A, 5.85s, 9/1/28	Baa2	7,000,000	7,411,040
			15,135,830

Delaware (0.3%)
DE St. Hlth. Fac. Auth. Rev. Bonds (Beebe Med.
Ctr.), Ser. A, 5s, 6/1/24	Baa1	900,000	920,826
GMAC Muni. Mtge. Trust 144A sub. notes,
Ser. A1-3, 5.3s, 10/31/39	A3	3,500,000	3,571,750
			4,492,576

District of Columbia (3.0%)
DC G.O. Bonds, Ser. A
6 3/8s, 6/1/26 (Prerefunded) #	AAA	17,750,000	18,288,180
FSA, 5s, 6/1/25	Aaa	5,000,000	5,242,800
DC Rev. Bonds (American Geophysical Union)
5 7/8s, 9/1/23	BBB	4,200,000	4,206,258
5 3/4s, 9/1/13	BBB	2,825,000	2,829,040
DC Tobacco Settlement Fin. Corp. Rev. Bonds
6 1/2s, 5/15/33	BBB	8,500,000	9,653,450
6 1/4s, 5/15/24	BBB	6,000,000	6,361,500
			46,581,228

Florida (6.4%)
Aberdeen Cmnty., Dev. Dist. Special Assmt.,
5 1/2s, 5/1/36	BB-/P	4,700,000	4,678,286
Brevard Cnty., Hlth. Care Fac. Auth. Rev.
Bonds
(Health First, Inc.), 5s, 4/1/24	A2	2,500,000	2,551,775
(Health First., Inc.), 5s, 4/1/16	A2	1,025,000	1,073,185
CFM Cmnty., Dev. Dist. Rev. Bonds
Ser. A, 6 1/4s, 5/1/35	BB-/P	4,000,000	4,220,640
(Cap. Impt.), Ser. B, 5 7/8s, 5/1/14	BB-/P	500,000	515,585
Escambia Cnty., Hlth. Fac. Auth. Rev. Bonds
(Baptist Hosp. & Baptist Manor),
5 1/8s, 10/1/19	A3	1,650,000	1,686,812
Fishhawk, Cmnty. Dev. Dist. II Rev. Bonds,
Ser. B
5 1/8s, 11/1/09	BB-/P	3,255,000	3,268,801
5s, 11/1/07	BB-/P	225,000	224,656
FL Gulf Coast U. Fin. Corp. VRDN (Cap. Impt.),
3.05s, 12/1/33	VMIG1	6,060,000	6,060,000

MUNICIPAL BONDS AND NOTES (97.1%)* continued

	Rating **	Principal amount	Value

Florida continued
Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A,
7 1/4s, 10/1/29	BBB+/F	$1,000,000	$1,115,850
Heritage Harbour Marketplace Cmnty.,
Dev. Dist. Special Assmt., 5.6s, 5/1/36	BB-/P	2,600,000	2,618,018
Hernando Cnty. Wtr . and Swr. Rev.
Bonds, MBIA, 5s, 6/1/29	Aaa	4,000,000	4,185,480
Highlands Cnty., Hlth. Fac. Auth. Rev. Bonds
(Adventist Sunbelt), Ser. A, 6s, 11/15/31	A+	3,000,000	3,243,480
Islands at Doral III, Cmnty. Dev. Dist. Special
Assmt. Bonds, Ser. 04-A, 5.9s, 5/1/35	BB/P	4,085,000	4,190,965
Lee Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev.
Bonds (Shell Point Village), Ser. A,
5 1/2s, 11/15/29	BBB-	4,350,000	4,405,419
Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
(Mount Sinai Med. Ctr.), Ser. A, 6.7s, 11/15/19	BB+	2,000,000	2,185,880
Middle Village Cmnty. Dev. Dist. Special Assmt.,
Ser. A, 6s, 5/1/35	BB-/P	2,000,000	2,083,120
North Springs, Impt. Dist. Special Assmt. Rev.
Bonds (Parkland Golf Country Club), Ser. A-1,
5.45s, 5/1/26	BB-/P	1,950,000	1,954,037
Old Palm, Cmnty. Dev. Dist. Special Assmt.
Bonds (Palm Beach Gardens), Ser. A,
5.9s, 5/1/35	BB/P	1,000,000	1,025,400
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
(Adventist Hlth. Syst. - Sunbelt), U.S. Govt.
Coll., 7s, 10/1/14	Aaa	9,500,000	11,742,095
(Orlando Regl. Hlth. Care), 5 3/4s, 12/1/32	A2	2,700,000	3,031,101
(Adventist Hlth. Syst.), 5 5/8s, 11/15/32	A+	3,750,000	3,990,038
Reunion West, Cmnty. Dev. Dist. Special
Assmt. Bonds, 6 1/4s, 5/1/36	BB-/P	5,210,000	5,478,471
South Bay, Cmnty. Dev. Dist. Rev. Bonds
Ser. B-2, 5 3/8s, 5/1/13	BB-/P	500,000	509,505
Ser. B-1, 5 1/8s, 11/1/09	BB-/P	1,750,000	1,763,195
South Village, Cmnty. Dev. Dist. Rev. Bonds,
Ser. A, 5.7s, 5/1/35	BB-/P	3,000,000	3,049,680
Sterling Hill, Cmnty. Dev. Dist. Rev. Bonds,
Ser. B, 5 1/2s, 11/1/10	BB-/P	1,315,000	1,330,188
Tern Bay, Cmnty. Dev. Dist. Special Assmt.,
Ser. A, 5 3/8s, 5/1/37	BB-/P	5,100,000	5,009,373
Town Ctr. at Palm Coast Cmnty., Dev. Dist.
Special Assmt., 6s, 5/1/36	BB-/P	2,000,000	2,058,700
Turnbull Creek Cmnty., Dev. Dist. Special
Assmt., 5.8s, 5/1/35	BB-/P	2,000,000	2,035,180
Verandah, West Cmnty. Dev. Dist. Rev. Bonds
(Cap. Impt.)
Ser. A, 6 5/8s, 5/1/33	BB/P	980,000	1,024,443
Ser. B, 5 1/4s, 5/1/08	BB/P	330,000	330,898
West Palm Beach, Cmty. Redev. Agcy.
(Northwood - Pleasant), 5s, 3/1/25	A	980,000	1,004,137

MUNICIPAL BONDS AND NOTES (97.1%)* continued

	Rating **	Principal amount	Value

Florida continued
Westchester Cmnty. Dev. Dist. No. 1 Special
Assmt. (Cmnty. Infrastructure), 6 1/8s, 5/1/35	BB-/P	$2,250,000	$2,351,070
World Commerce Cmnty. Dev. Dist. Special
Assmt., Ser. A-1
6 1/2s, 5/1/36	BB-/P	2,450,000	2,555,081
6 1/4s, 5/1/22	BB-/P	1,805,000	1,883,283
			100,433,827

Georgia (2.2%)
Burke Cnty., Poll. Control Dev. Auth. Mandatory
Put Bonds (GA Power Co.), 4.45s, 12/1/08	A2	12,000,000	12,277,920
Effingham Cnty., Indl. Dev. Auth. Rev. Bonds
(Pacific Corp.), 6 1/2s, 6/1/31	B2	3,400,000	3,551,266
Forsyth Cnty., Hosp. Auth. Rev. Bonds (GA
Baptist Hlth. Care Syst.), U.S. Govt. Coll.,
6 3/8s, 10/1/28	AAA	6,000,000	7,532,760
Fulton Cnty., Res. Care Fac. Rev. Bonds
(Canterbury Court), Class A, 6 1/8s, 2/15/34	B+/P	800,000	811,328
Rockdale Cnty., Dev. Auth. Solid Waste
Disp. Rev. Bonds (Visay Paper, Inc.)
7 1/2s, 1/1/26	B+/P	8,475,000	8,508,307
7.4s, 1/1/16	B+/P	1,645,000	1,651,465
			34,333,046

Hawaii (0.3%)
HI State Hsg. & Cmnty. Dev. Corp. Rev.
Bonds (Single Fam. Mtge.), Ser. B
3.7s, 1/1/22	Aaa	3,895,000	3,865,359
3.45s, 1/1/11	Aaa	985,000	976,194
			4,841,553

Idaho (0.1%)
ID Hsg. & Fin. Assn. Rev. Bonds (Single Fam.
Mtge.), Ser. C-2, FHA Insd., 5.15s, 7/1/29	Aaa	1,735,000	1,768,711

Illinois (1.4%)
Bedford Pk., Village Rev. Bonds (Hotel/Motel
Tax), Ser. A, 4.9s, 12/1/23	Baa1	3,085,000	3,103,942
Chicago, Special Assmt. Bonds (Lake Shore
East), 6 3/4s, 12/1/32	BB/P	1,500,000	1,622,520
IL Fin. Auth. Rev. Bonds
(Landing At Plymouth Place), Ser. A,
6s, 5/15/25	B+/P	1,550,000	1,572,398
(Friendship Village Schaumburg),
Ser. A, 5 5/8s, 2/15/37	B+/P	1,000,000	1,006,590
IL Fin. Auth. Solid Waste Disposal (Waste
Mgmt., Inc.), Ser. A, 5.05s, 8/1/29	BBB	500,000	499,315
IL Hlth. Fac. Auth. Rev. Bonds
(Cmnty. Rehab. Providers Fac.),
8 1/4s, 8/1/12	CCC/P	208,554	187,576

MUNICIPAL BONDS AND NOTES (97.1%)* continued

	Rating **	Principal amount	Value

Illinois continued
IL Hlth. Fac. Auth. Rev. Bonds
(Cmnty. Rehab. Providers Fac.), Ser. A,
7 7/8s, 7/1/20	CCC/P	$990,775	$887,497
(Hindsdale Hosp.), Ser. A, 6.95s, 11/15/13	Baa1	4,550,000	5,049,454
(St. Benedict), Ser. 03A-1, 6.9s, 11/15/33	B/P	1,000,000	1,072,910
(Elmhurst Memorial Hlth. Care),
5 5/8s, 1/1/28	A2	6,000,000	6,295,140
			21,297,342

Indiana (1.4%)
Anderson Indpt. School Bldg. Corp. Rev.
Bonds (First Mtge.), FSA, 5 1/2s, 7/15/25	AAA	1,595,000	1,747,115
Indianapolis, Arpt. Auth. Rev. Bonds
(Federal Express Corp.), 5.1s, 1/15/17	Baa2	12,000,000	12,521,880
Rockport, Poll. Control Rev. Bonds
(Indiana-Michigan Pwr.), Ser. A, 4.9s, 6/1/25	Baa2	7,000,000	7,074,900
			21,343,895

Iowa (2.4%)
IA Fin. Auth. Rev. Bonds (Single Fam.
Mtge.), Ser. D, GNMA Coll., FNMA Coll.,
5s, 1/1/36	Aaa	4,000,000	4,133,120
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
(Care Initiatives)
9 1/4s, 7/1/25	BBB-/P	16,010,000	19,203,355
9.15s, 7/1/09	BBB-/P	645,000	723,864
IA Fin. Auth. Retirement Cmnty. Rev. Bonds
(Friendship Haven), Ser. A, 6s, 11/15/24	BB/P	300,000	302,781
IA State Higher Ed. Loan Auth. Rev. Bonds
(Wartburg), Ser. A
5s, 10/1/21	BBB-/F	730,000	729,168
5s, 10/1/20	BBB-/F	1,270,000	1,271,511
Marion Hlth. Care Fac. Rev. Bonds (First Mtg.),
Ser. IA, 1.76s, 1/1/29	B+/P	45,000	45,836
Tobacco Settlement Auth. of IA Rev. Bonds
Ser. C, 5 3/8s, 6/1/38	BBB	3,000,000	2,960,340
Ser. B, zero %, 6/1/34	BBB	9,000,000	8,247,330
			37,617,305

Kansas (0.2%)
Lenexa, Hlth. Care Rev. Bonds
(LakeView Village)
Ser. C, 6 7/8s, 5/15/32	BB+	2,250,000	2,430,113
Ser. B, 6 1/4s, 5/15/26	BB+	1,200,000	1,225,500
			3,655,613

MUNICIPAL BONDS AND NOTES (97.1%)* continued

	Rating **	Principal amount	Value

Kentucky (0.7%)
KY Econ. Dev. Fin. Auth. Rev. Bonds (First
Mtg.), Ser. IA, 6 1/2s, 1/1/29	B+/P	$260,000	$264,828
KY Econ. Dev. Fin. Auth. Hlth. Syst. Rev.
Bonds (Norton Healthcare, Inc.), Ser. A
6 5/8s, 10/1/28	BBB+/F	6,250,000	6,820,125
6 1/8s, 10/1/10	BBB+/F	3,740,000	3,933,919
			11,018,872

Louisiana (1.7%)
De Soto Parish, Env. Impt. Rev. Bonds (Intl.
Paper Co.), Ser. A, 5s, 11/1/18	BBB	4,235,000	4,203,153
LA Hlth. Ed. Auth. Rev. Bonds (Lambert
House), Ser. A, 6.2s, 1/1/28	B+/P	3,000,000	2,959,140
LA Local Govt. Env. Fac. Cmnty. Dev.
Auth. Rev. Bonds (St. James Place),
Ser. A, 7s, 11/1/20	B-/P	8,828,000	9,010,210
LA Pub. Fac. Auth. Hosp. Rev. Bonds
(Franciscan Missionaries), FSA, 5 3/4s, 7/1/18	Aaa	5,000,000	5,696,600
Tangipahoa Parish Hosp. Svcs. Rev. Bonds
(North Oaks Med. Ctr.), Ser. A, 5s, 2/1/25	A	900,000	904,527
W. Feliciana Parish, Poll. Control Rev. Bonds
(Entergy Gulf States), Ser. B, 6.6s, 9/1/28	BBB-	4,000,000	4,032,720
			26,806,350

Maine (0.4%)
Rumford, Solid Waste Disp. Rev. Bonds
(Boise Cascade Corp.), 6 7/8s, 10/1/26	Ba2	5,500,000	5,878,675

Maryland (1.3%)
Howard Cnty., Rev. Bonds, Ser. A, U.S. Govt.
Coll., 8s, 5/15/29 (Prerefunded)	AAA	5,000,000	5,976,650
MD State Hlth. & Higher Edl. Fac. Auth.
Rev. Bonds
(Mercy Ridge), Ser. A, 6s, 4/1/35	BB+/P	2,000,000	2,087,580
(Medstar Health), 5 1/2s, 8/15/33	Baa1	1,500,000	1,549,440
(Medstar Hlth.), 5 3/8s, 8/15/24	Baa1	2,000,000	2,093,960
MD State Indl. Dev. Fin. Auth. Econ. Dev. Rev.
Bonds (Our Lady of Good Counsel School),
Ser. A, 6s, 5/1/35	B/P	600,000	623,214
MuniMae Tax Exempt Bond Subsidiary,
LLC Rev. Bonds, Ser. A-2, 4.9s, 6/30/49	A3	2,000,000	1,985,960
Westminster, Econ. Dev Rev. Bonds (Carroll
Lutheran Village)
Ser. A, 6 1/4s, 5/1/34	BB/P	3,400,000	3,525,800
Ser. A, 6s, 5/1/24	BB/P	2,000,000	2,068,040
			19,910,644

MUNICIPAL BONDS AND NOTES (97.1%)* continued

	Rating **	Principal amount	Value

Massachusetts (3.8%)
MA State Dev. Fin. Agcy. Rev. Bonds
(Lasell College), 6 3/4s, 7/1/31	BB+/P	$ 5,195,000	$5,362,331
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Civic Investments), Ser. A, 9s, 12/15/15	BBB-/P	8,050,000	9,794,757
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BBB-	6,000,000	6,549,300
(Winchester Hosp.), Ser. E, 6 3/4s,
7/1/30 (Prerefunded)	BBB+/F	4,900,000	5,521,026
(UMass Memorial), Ser. C, 6 5/8s, 7/1/32	Baa2	9,750,000	10,416,315
(Berkshire Hlth. Syst.), Ser. E,
6 1/4s, 10/1/31	BBB+	4,400,000	4,683,272
(Hlth. Care Syst. Covenant Hlth.),
Ser. E, 6s,7/1/31	A	7,200,000	7,755,696
(Caritas Christi Oblig. Group), Ser. A,
5 1/4s,7/1/08	BBB	2,630,000	2,692,594
(Partners Hlth. Care Syst.), Ser. F,
5s, 7/1/20	Aa3	1,500,000	1,591,245
MA State Indl. Fin. Agcy. Rev. Bonds
(Evanswood Bethzatha Corp.), 8s,
1/15/27 (In default) †	D/P	2,361,397	2,952
(1st Mtge. Stone Institution & Newton),
7.9s, 1/1/24	BB-/P	750,000	760,065
(1st. Mtge. Evanswood Bethzatha-A),
7 7/8s, 1/15/20 (In default) †	D/P	1,664,711	2,081
(TNG Marina Bay LLC Project), 7 1/2s,
12/1/27 (Prerefunded)	AAA	1,795,000	1,957,842
(Sr. Living Fac. Forge Hill), 7s, 4/1/17	B/P	1,675,000	1,700,644
			58,790,120

Michigan (2.6%)
Ann Arbor, Econ. Dev. Corp. Ltd. Oblig. Rev.
Bonds (Glacier Hills, Inc.), State & Local Govt.
Coll., 8 3/8s, 1/15/19	AAA	2,391,000	3,049,768
Dickinson Cnty., Econ. Dev. Corp. Rev. Bonds,
5 3/4s, 6/1/16	BBB	7,000,000	7,354,760
Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley
Med. Ctr.), 6s, 7/1/20	Baa3	2,350,000	2,443,765
Garden City, Hosp. Fin. Auth. Rev. Bonds
(Garden City Hosp. OB Group), Ser. A
5 3/4s, 9/1/17	Ba1	3,000,000	2,960,010
5 5/8s, 9/1/10	Ba1	1,645,000	1,666,665
MI State Hosp. Fin. Auth. Rev. Bonds
(Oakwood Hosp.), Ser. A, 5 3/4s, 4/1/32	A2	2,500,000	2,631,475
MI State Hsg. Dev. Auth. Rev. Bonds, Ser. A,
3.9s, 6/1/30	Aaa	4,000,000	3,983,280
MI State Strategic Fund Solid Waste Disp.
Rev. Bonds
(Genesee Pwr. Station), 7 1/2s, 1/1/21	B/P	2,900,000	2,852,063
(SD Warren Co.), Ser. C, 7 3/8s, 1/15/22	BB/P	5,000,000	5,153,900
Midland Cnty., Econ. Dev. Corp. Rev. Bonds,
6 3/4s, 7/23/09	B	5,000,000	4,942,000

MUNICIPAL BONDS AND NOTES (97.1%)* continued

	Rating **	Principal amount	Value

Michigan continued
Plymouth-Canton Cmnty., School Dist.
G.O. Bonds, FGIC, Q-SBLF, 5s, 5/1/28	Aaa	$ 1,645,000	$1,715,982
Whitmore Lake, Pub. School Dist. G.O.
Bonds, FGIC, Q-SBLF, 5s, 5/1/28	Aaa	2,275,000	2,363,043
			41,116,711

Minnesota (0.8%)
Cohasset, Poll. Control Rev. Bonds
(Allete, Inc.), 4.95s, 7/1/22	A	6,605,000	6,686,308
MN State Hsg. Fin. Agcy. Rev. Bonds
(Res. Hsg.), Ser. H, 5s, 1/1/36	Aa1	1,990,000	2,045,939
(Res. Hsg. Fin.), Ser. B, 5s, 7/1/34	Aa1	985,000	1,021,337
(Residential Hsg.), Ser. H, 4s, 1/1/11	Aa1	445,000	444,595
Sauk Rapids Hlth. Care & Hsg. Fac. Rev. Bonds
(Good Shepherd Lutheran Home), 6s, 1/1/34	B/P	800,000	816,592
St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds
(Hlth. East), 6s, 11/15/25	Baa3	1,250,000	1,344,675
			12,359,446

Mississippi (0.8%)
Lowndes Cnty., Solid Waste Disp. & Poll.
Control Rev. Bonds (Weyerhaeuser Co.)
Ser. A, 6.8s, 4/1/22	Baa2	250,000	300,393
Ser. B, 6.7s, 4/1/22	Baa2	2,500,000	2,976,400
MS Bus. Fin. Corp. Poll. Control Rev. Bonds
(Syst. Energy Resources, Inc.), 5 7/8s, 4/1/22	BBB-	2,000,000	2,027,240
MS Home Corp. Rev. Bonds (Single Fam.
Mtge.)
Ser. B-2, GNMA Coll., FNMA Coll.,
6.45s, 12/1/33	Aaa	5,910,000	6,223,585
Ser. B, GNMA Coll., FNMA Coll.,
5 1/2s, 6/1/36	Aaa	1,490,000	1,572,293
			13,099,911

Missouri (1.5%)
Cape Girardeau Cnty., Indl. Dev. Auth.
Hlth. Care Fac. Rev. Bonds (St. Francis
Med. Ctr.), Ser. A
5 1/2s, 6/1/32	A+	3,000,000	3,160,410
5 1/2s, 6/1/27	A+	3,250,000	3,432,065
Kansas City, Indl. Dev. Auth. Hlth. Fac. Rev.
Bonds (First Mtg. Bishop Spencer), Ser. A,
6 1/4s, 1/1/24	BB-/P	2,000,000	2,060,420
MO Hsg. Dev. Comm. Rev. Bonds
(Home Ownership), Ser. B, GNMA Coll.,
FNMA Coll., 5.8s, 9/1/35	AAA	3,000,000	3,211,530
MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
(BJC Hlth. Syst.), 5 1/4s, 5/15/32	Aa2	2,500,000	2,605,700
MO State Hlth. & Edl. Fac. Auth. VRDN
(Cox Hlth. Syst.), AMBAC, 3.12s, 6/1/22	VMIG1	650,000	650,000

MUNICIPAL BONDS AND NOTES (97.1%)* continued

	Rating **	Principal amount	Value

Missouri continued
MO State Hsg. Dev. Comm. Mtge. Rev. Bonds
(Single Fam. Mtge.), Ser. D-2, GNMA
Coll., FNMA Coll., 6 1/2s, 9/1/29	AAA	$1,700,000	$1,761,319
(Single Fam.), Ser. E-1, GNMA Coll.,
FNMA Coll., 6.45s, 9/1/29	AAA	575,000	591,416
(Single Fam. Homeowner Loan), Ser. A-2,
GNMA Coll., 6.3s, 3/1/30	AAA	3,460,000	3,565,772
(Single Fam. Homeowner Loan), Ser. C,
GNMA Coll., FNMA Coll., 5.6s, 9/1/35	AAA	1,000,000	1,067,030
MO State Hsg. Dev. Comm. Single Fam.
Mtge. Rev. Bonds (Home Ownership Loan),
Ser. A-1, GNMA Coll., FNMA Coll.,
6 3/4s, 3/1/34	AAA	1,335,000	1,366,786
			23,472,448

Montana (0.3%)
Forsyth, Poll. Control Mandatory Put Bonds
(Avista Corp.), AMBAC, 5s, 12/30/08	Aaa	3,325,000	3,439,314
MT State Board Inv. Exempt Fac. Rev. Bonds
(Still Water Mining Project), 8s, 7/1/20	B1	750,000	794,595
			4,233,909

Nebraska (—%)
Kearney, Indl. Dev. Rev. Bonds
(Great Platte River), 8s, 9/1/12	D/P	130,119	98,224
(Brookhaven), zero %, 9/1/12	D/P	1,582,934	31,659
			129,883

Nevada (2.1%)
Clark Cnty., Impt. Dist. Special Assmt.
(Dist. No. 142), 6 3/8s, 8/1/23	BB-/P	995,000	1,020,233
(Summerlin No. 151), 5s, 8/1/25	BB/P	305,000	304,247
(Summerlin No. 151), 5s, 8/1/20	BB/P	340,000	340,731
(Summerlin No. 151), 5s, 8/1/19	BB/P	1,150,000	1,156,624
(Summerlin No. 151), 5s, 8/1/18	BB/P	1,115,000	1,125,448
(Summerlin No. 151), 5s, 8/1/17	BB/P	1,320,000	1,337,173
Clark Cnty., Indl. Dev. Rev. Bonds (Southwest
Gas Corp. Project), Ser. C, 5.45s, 3/1/38	Baa2	5,350,000	5,611,990
Clark Cnty., Local Impt. Dist. Special Assmt.
Bonds (No. 142), 6.1s, 8/1/18	BB-/P	1,500,000	1,542,120
Henderson, Local Impt. Dist. Special Assmt.
(No. T-14), 5.8s, 3/1/23	BB-/P	4,335,000	4,467,218
(No. T-16), 5 1/8s, 3/1/25	BB-/P	500,000	499,675
(No. T-17), 5s, 9/1/25	BB-/P	825,000	818,862
(No. T-16), 4.8s, 3/1/15	BB-/P	1,795,000	1,794,928
Henderson, Local Impt. Dist. Special
Assmt. Bonds
(No. T-14), 5.55s, 3/1/17	BB-/P	2,580,000	2,657,787
(No. T-16), 5.1s, 3/1/21	BB-/P	1,250,000	1,256,463
(No. T-14), 4s, 3/1/08	BB-/P	2,200,000	2,197,778

MUNICIPAL BONDS AND NOTES (97.1%)* continued

	Rating **	Principal amount	Value

Nevada continued
Las Vegas, Local Impt. Board Special Assmt.
(Special Impt. Dist. No. 607), 6s, 6/1/19	BB-/P	$1,000,000	$1,031,030
(Dist. No. 607), 5.9s, 6/1/18	BB-/P	200,000	208,534
(Dist. No. 607), 5.9s, 6/1/17	BB-/P	1,500,000	1,546,470
Las Vegas, Special Impt. Dist. Rev. Bonds (No.
809 - Summerlin Area), 5.65s, 6/1/23	BB/P	810,000	832,056
Washoe Cnty., Wtr. Fac. Mandatory Put Bonds
(Sierra Pacific Pwr. Co.), 5s, 7/1/09	Ba1	3,500,000	3,501,190
			33,250,557

New Hampshire (2.3%)
NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
(Havenwood-Heritage Heights),
7.35s, 1/1/18	BB-/P	3,000,000	3,082,980
(Riverwoods at Exeter), Ser. A,
6 3/8s, 3/1/13	BB+/P	265,000	270,493
(Riverwoods at Exeter), Ser. A,
6 1/2s, 3/1/23	BB+/P	1,000,000	1,019,690
(Rivermead at Peterborough),
5 3/4s, 7/1/28	BB/P	6,000,000	6,050,460
NH Hlth. & Ed. Fac. Auth. Rev. Bonds
(Huntington at Nashua), Ser. A, 6 7/8s, 5/1/33	B/P	2,200,000	2,272,380
NH State Bus. Fin. Auth. Rev. Bonds
(Alice Peck Day Hlth. Syst.), Ser. A,
7s, 10/1/29	BBB-/P	3,000,000	3,114,210
(Franklin Regl. Hosp. Assn.), Ser. A,
6.05s, 9/1/29	BB-/P	4,225,000	4,151,908
(Proctor Academy), Ser. A, 5.6s, 6/1/28	Baa2	3,550,000	3,633,141
NH State Bus. Fin. Auth. Poll. Control
Rev. Bonds
(Pub. Svc. Co.), Ser. D, 6s, 5/1/21	A3	7,000,000	7,303,520
3 1/2s, 7/1/27	Baa2	2,600,000	2,532,816
NH State Bus. Fin. Auth. Poll. Control & Solid
Waste Rev. Bonds (Crown Paper Co.), 7 3/4s,
1/1/22 (In default) †	D	8,551,027	86
NH State Hsg. Fin. Auth. Single Family Rev.
Bonds (Mtge. Acquisition), Ser. C,
5.85s, 1/1/35	Aa2	3,000,000	3,199,740
			36,631,424

New Jersey (4.1%)
Camden Cnty., Impt. Auth. Rev. Bonds
(Dockside Refrigerated), 8.4s,
4/1/24 (In default) †	D/P	5,000,000	4,762,500
NJ Econ. Dev. Auth. Rev. Bonds
(Winchester Gardens), Ser. A, 8 5/8s,
11/1/25 (Prerefunded)	Aaa	7,000,000	7,413,280
(Cranes Mill), Ser. A, 7 1/2s, 2/1/27

MUNICIPAL BONDS AND NOTES (97.1%)* continued

	Rating **	Principal amount	Value

New Jersey continued
NJ Econ. Dev. Auth. Rev. Bonds
(Prerefunded)	Aaa	$ 2,100,000	$2,227,953
(Cedar Crest Village, Inc.), Ser. A,
7s, 11/15/16	BB-/P	900,000	935,946
(Newark Arpt. Marriot Hotel), 7s, 10/1/14	Ba3	9,200,000	9,434,048
(First Mtge.-Cranes Hill), Ser. A, 7s,
2/1/10 (Prerefunded)	Aaa	1,700,000	1,755,165
(First Mtge. Presbyterian Home),
Ser. A, 6 3/8s, 11/1/31	BB/P	500,000	516,650
(United Methodist Homes), Ser. A-1,
6 1/4s, 7/1/33	BB+	3,000,000	3,152,100
(First Mtge. Presbyterian Home), Ser. A,
6 1/4s, 11/1/20	BB/P	500,000	516,860
(First Mtge. Lions Gate), Ser. A,
5 7/8s, 1/1/37	B/P	800,000	813,936
(Cigarette Tax), 5 1/2s, 6/15/24	Baa2	9,000,000	9,426,960
NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(Gen. Hosp. Ctr.-Passaic Inc.), FSA,
6 3/4s, 7/1/19	Aaa	6,000,000	7,450,260
(South Jersey Hosp.), 6s, 7/1/12	Baa1	5,000,000	5,477,500
Tobacco Settlement Fin. Corp. Rev. Bonds
6 3/4s, 6/1/39	BBB	2,000,000	2,233,140
6 1/4s, 6/1/43	BBB	1,535,000	1,667,071
6s, 6/1/37	BBB	6,260,000	6,526,551
			64,309,920

New Mexico (1.5%)
Farmington, Poll. Control Mandatory Put Bonds
(Pub. Svc. San Juan), Class B, 2.1s, 4/1/06	Baa2	1,740,000	1,733,284
Farmington, Poll. Control Rev. Bonds (Tucson
Elec. Pwr. Co. San Juan), Ser. A,
6.95s, 10/1/20	Ba1	5,500,000	5,732,980
Farmington, Poll. Control VRDN (AZ Pub.
Svc. Co.), Ser. A, 3.1s, 5/1/24	VMIG1	7,000,000	7,000,000
NM Mtge. Fin. Auth. Rev. Bonds (Single
Fam. Mtge.)
Ser. B-2, GNMA Coll., FNMA Coll., FHLMC
Coll., 6.1s, 7/1/29	AAA	1,580,000	1,616,340
Ser. C, GNMA Coll., FNMA Coll., FHLMC
Coll., 5.85s, 1/1/37	AAA	1,220,000	1,314,050
Ser. C, GNMA Coll., FNMA Coll., FHLMC
Coll., 5.82s, 9/1/33	AAA	2,175,000	2,291,558
Ser. D-2, GNMA Coll., FNMA Coll.,
FHLMC Coll.,5.64s, 9/1/33	AAA	3,000,000	3,125,250
			22,813,462

MUNICIPAL BONDS AND NOTES (97.1%)* continued

	Rating **	Principal amount	Value

New York (6.5%)
Albany, Indl. Dev. Agcy. Rev. Bonds
(Charitable Leadership), Ser. A, 5 3/4s, 7/1/26	Baa3	$ 2,000,000	$2,083,060
Huntington, Hsg. Auth. Rev. Bonds
(Gurwin Jewish Sr. Residence), Ser. A,
6s, 5/1/39	B+/P	1,250,000	1,219,988
Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds (North
Shore Hlth. Syst. Project D), 5 1/4s, 11/1/07	A3	1,575,000	1,619,541
NY City, G.O. Bonds
Ser. B, FGIC, 6s, 8/1/06	Aaa	12,560,000	12,735,463
Ser. C, 5 1/2s, 8/1/13	A1	8,000,000	8,771,840
Ser. C, 5 1/2s, 8/1/12	A1	7,500,000	8,214,150
NY City, Indl. Dev. Agcy. Rev. Bonds
(Liberty-7 World Trade Ctr.), Ser. A,
6 1/4s, 3/1/15	B-/P	3,875,000	4,056,389
(Brooklyn Navy Yard Cogen. Partners),
5.65s, 10/1/28	BBB-	3,250,000	3,250,260
NY City, Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (Brooklyn Polytech. U. Project J),
6 1/8s, 11/1/30	BB+	500,000	502,545
NY City, Indl. Dev. Agcy. Special Arpt. Fac.
Rev. Bonds (Airis JFK I LLC), Ser. A,
5 1/2s, 7/1/28	Baa3	5,400,000	5,399,730
NY City, Indl. Dev. Agcy. Special Fac.
Rev. Bonds
(American Airlines - JFK Intl., Arpt.),
7 1/2s, 8/1/16	B-	7,600,000	7,804,516
(American Airlines - JFK Intl., Arpt.),
7 1/8s, 8/1/11	B-	4,500,000	4,558,950
(British Airways PLC), 5 1/4s, 12/1/32	Ba2	3,325,000	2,918,153
NY City, State Dorm. Auth. Lease Rev. Bonds
(Court Fac.), 6s, 5/15/39 (Prerefunded)	A+	2,800,000	3,108,420
NY Cntys., Tobacco Trust IV Rev. Bonds,
Ser. A, 5s, 6/1/38	BBB	7,000,000	6,781,460
NY State Dorm. Auth. Rev. Bonds (Mt. Sinai
NYU Hlth.), Ser. C, 5s, 7/1/11	Ba1	2,750,000	2,794,165
NY State Energy Research & Dev. Auth.
Gas Fac. Rev. Bonds (Brooklyn Union
Gas), 6.952s, 7/1/26	A+	1,800,000	1,859,976
Oneida Cnty., Indl. Dev. Agcy. Rev. Bonds (St.
Elizabeth Med.), Ser. A, 5 7/8s, 12/1/29	BB+/P	1,500,000	1,509,030
Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
(Solvay Paperboard, LLC), 7s, 11/1/30 (acquired
12/9/98, cost $8,900,000) ‡	BB/P	8,900,000	9,355,502
Port Auth. NY & NJ Rev. Bonds (Kennedy Intl.
Arpt. - 4th Installment), 6 3/4s, 10/1/11	BB+/P	2,500,000	2,529,925
Port Auth. NY & NJ Special Obligation Rev.
Bonds, 7s, 10/1/07	BB+/P	500,000	505,265
Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds
(Peconic Landings), Ser. A, 8s, 10/1/20	B+/P	4,000,000	4,438,240

MUNICIPAL BONDS AND NOTES (97.1%)* continued

	Rating **	Principal amount	Value

New York continued
Suffolk Cnty., Indl. Dev. Agcy. Civic Fac.
Rev. Bonds
(Southampton Hosp. Assn.), Ser. B, 7
5/8s, 1/1/30	B-/P	$3,740,000	$3,779,345
(Gurwin Jewish-Phase II), 6.7s, 5/1/39	B+/P	1,000,000	1,039,680
			100,835,593

North Carolina (1.8%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev.
Bonds, Ser. C
5 3/8s, 1/1/17	Baa2	7,500,000	7,986,525
5 3/8s, 1/1/16	Baa2	1,000,000	1,064,260
5.3s, 1/1/15	Baa2	2,000,000	2,131,940
NC Med. Care Comm. Retirement Fac.
Rev. Bonds
(First Mtge. -Givens Estates), Ser. A,
6 1/2s, 7/1/32	BB-/P	4,500,000	4,752,990
(First Mtge. United Methodist), Ser. C,
5 1/2s,10/1/32	BB+/P	1,600,000	1,620,320
(First Mtge. United Methodist), Ser. C,
5 1/4s,10/1/24	BB+/P	200,000	201,342
NC State Muni. Pwr. Agcy. Rev. Bonds (No. 1,
Catawba Elec.), Ser. B, 6 1/2s, 1/1/20	A3	9,000,000	9,942,390
			27,699,767

North Dakota (0.1%)
ND State Hsg. Fin. Agcy. Rev. Bonds (Home
Mtge.), Ser. D, 5.95s, 7/1/19	Aa1	980,000	1,004,010

Ohio (2.6%)
Cleveland-Cuyahoga Cnty., Port. Auth. Rev.
Bonds (Rock & Roll Hall of Fame), FSA,
3.6s, 12/1/14	Aaa	1,500,000	1,500,525
Coshocton Cnty., Env. Rev. Bonds
(Smurfit-Stone Container Corp.),
5 1/8s, 8/1/13	CCC+	1,600,000	1,469,312
Cuyahoga Cnty., Rev. Bonds, Ser. A,
6s, 1/1/15	Aa3	4,500,000	5,084,460
OH State Env. Impt. Rev. Bonds (USX Corp.),
5 5/8s, 5/1/29	Baa1	750,000	790,703
OH State Higher Edl. Fac. Mandatory Put
Bonds (Kenyon College)
4.95s, 7/1/15	A2	2,500,000	2,642,450
4.85s, 7/1/14	A2	5,000,000	5,264,350
4.7s, 7/1/13	A2	5,000,000	5,215,900
OH State Higher Edl. Fac. Rev. Bonds (Case
Western Reserve U.), 5 1/2s, 10/1/22	AA-	3,000,000	3,297,480
OH State Solid Waste Mandatory Put Bonds,
4.85s, 11/1/07	BBB	6,500,000	6,590,740

MUNICIPAL BONDS AND NOTES (97.1%)* continued

	Rating **	Principal amount	Value

Ohio continued
OH State Wtr. Dev. Auth. Poll. Control Fac.
Mandatory Put Bonds (Cleveland Elec.),
Class A, 3 3/4s, 10/1/08	Baa2	$750,000	$750,915
OH State Wtr. Dev. Auth. Poll. Control Fac.
Rev. Bonds, 6.1s, 8/1/20	Baa2	6,000,000	6,264,660
OH State Wtr. Dev. Auth. Solid Waste Disp.
Rev. Bonds (Bay Shore Power Co.), Ser. A,
5 7/8s, 9/1/20	BB+/P	1,200,000	1,208,292
			40,079,787

Oklahoma (0.5%)
OK Dev. Fin. Auth. Rev. Bonds (Hillcrest Hlth.
Care Syst.), Ser. A, U.S. Govt. Coll., 5 5/8s,
8/15/29 (Prerefunded)	Aaa	3,075,000	3,313,313
OK Hsg. Fin. Agcy. Single Fam. Rev. Bonds
(Homeowner Loan), Ser. D-2, GNMA
Coll., FNMA Coll., 7.1s, 9/1/26	Aaa	855,000	884,301
(Homeownership Loan), Ser. C-2, GNMA
Coll., FNMA Coll., 5.7s, 9/1/35	Aaa	1,700,000	1,809,514
(Home Ownership Loan), Ser. B,
5.35s, 3/1/35	Aaa	2,250,000	2,366,393
			8,373,521

Oregon (0.7%)
Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
(Terwilliger Plaza), 6 1/2s, 12/1/29	BB-/P	9,100,000	9,239,685
OR State Hsg. & Cmnty. Svcs. Dept. Rev. Bonds
(Single Fam. Mtge.), Ser. B, 5 3/8s, 7/1/34	Aa2	2,000,000	2,097,800
			11,337,485

Pennsylvania (5.0%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(Hlth. Syst.), Ser. B, 9 1/4s, 11/15/15	Ba3	6,500,000	7,739,615
Allegheny Cnty., Indl. Dev. Auth. Rev.
Bonds
(Env. Impt.), 5 1/2s, 11/1/16	Ba2	2,805,000	2,868,730
(Env. Imports), 4 3/4s, 12/1/32	Baa1	5,000,000	5,182,250
Beaver Cnty., Indl. Dev. Auth. Poll. Control
Mandatory Put Bonds (Cleveland Elec.),
3 3/4s, 10/1/08	Baa2	2,850,000	2,853,477
Bucks Cnty., Indl. Dev. Auth. Retirement
Cmnty. Rev. Bonds (Ann’s Choice, Inc.),
Ser. A, 6 1/8s, 1/1/25	BB/P	3,840,000	3,962,266
Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
(Panther Creek Partners), 6.65s, 5/1/10	BBB-	8,680,000	9,164,952
Chester Cnty., Hlth. & Ed. Fac. Auth. Rev.
Bonds (Jenners Pond, Inc.)
7 5/8s, 7/1/34	BB-/P	1,700,000	1,876,987
7 1/4s, 7/1/24	BB-/P	1,725,000	1,885,011

MUNICIPAL BONDS AND NOTES (97.1%)* continued

	Rating **	Principal amount	Value

Pennsylvania continued
Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Gen. Hosp.), 5 1/2s, 3/15/26	A	$ 1,500,000	$1,577,970
Lebanon Cnty., Hlth. Facs. Rev. Bonds (Pleasant
View Retirement), Ser. A, 5 1/8s, 12/15/20	BB-/P	1,000,000	999,420
Lehigh Cnty., Gen. Purpose Auth. Rev. Bonds
(St. Luke’s Hosp. - Bethlehem),
5 3/8s, 8/15/33	Baa1	5,250,000	5,388,810
(Lehigh Valley Hosp. Hlth. Network), Ser. A,
5 1/4s, 7/1/32	A1	3,860,000	3,981,281
Montgomery Cnty., Indl. Auth. Resource
Recvy. Rev. Bonds (Whitemarsh Cont Care),
6 1/4s, 2/1/35	B/P	2,400,000	2,524,632
New Morgan, Indl. Dev. Auth. Solid Waste Disp.
Rev. Bonds (New Morgan Landfill Co., Inc.),
6 1/2s, 4/1/19	BB-	1,750,000	1,753,518
PA State Econ. Dev. Fin. Auth. Resource
Recvy. Rev. Bonds
(Northhampton), Ser. B, 6 3/4s, 1/1/07	BB	15,000	15,272
(Northampton Generating), Ser. A,
6 1/2s, 1/1/13	BB	3,000,000	2,991,390
PA State Higher Edl. Fac. Auth. Rev. Bonds
(Widener U.), 5.4s, 7/15/36	BBB+	1,500,000	1,571,070
(Philadelphia College of Osteopathic
Medicine), 5s, 12/1/13	A	1,345,000	1,412,411
(Philadelphia College of Osteopathic
Medicine), 5s, 12/1/06	A	945,000	954,412
Philadelphia, Hosp. & Higher Ed. Fac. Auth.
Rev. Bonds
(Graduate Hlth. Syst. Oblig. Group), 7 1/4s,
7/1/18 (In default) †	D/P	4,858,731	6,073
(Jeanses Hosp. Project), 5 7/8s, 7/1/17
(Prerefunded)	Aaa	3,000,000	3,166,290
Sayre, Hlth. Care Fac. Auth. Rev. Bonds
(Guthrie Hlth.), Ser. A, 5 7/8s, 12/1/31	A-	2,750,000	2,932,380
Scranton, G.O. Bonds, Ser. C
7.1s, 9/1/31 (Prerefunded)	AAA/P	3,060,000	3,586,626
7s, 9/1/22 (Prerefunded)	AAA/P	1,000,000	1,167,100
Washington Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds (First Mtge. AHF/Central),
7 3/4s, 1/1/29	B-/P	1,245,000	1,296,829
West Cornwall, Tpk. Muni. Auth. Rev. Bonds
(Elizabethtown College), 6s, 12/15/27	BBB+	2,500,000	2,670,075
West Shore, Area Hosp. Auth. Rev. Bonds
(Holy Spirit Hosp.), 6 1/4s, 1/1/32	BBB	2,000,000	2,135,960
York Cnty., Indl. Dev. Auth. Rev. Bonds (PSEG
Power, LLC), Ser. A, 5 1/2s, 9/1/20	Baa1	2,000,000	2,109,580
			77,774,387

MUNICIPAL BONDS AND NOTES (97.1%)* continued

	Rating **	Principal amount	Value

Puerto Rico (0.6%)
PR Indl. Tourist Edl. Med. & Env. Control Fac.
Rev. Bonds (Cogen. Fac.-AES), 6 5/8s, 6/1/26	Baa3	$7,400,000	$8,030,036
PR Muni. Fin. Agcy. G.O. Bonds, Ser. A,
5s, 8/1/11	Baa2	2,000,000	2,113,940
			10,143,976

Rhode Island (0.2%)
Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. A
6 1/4s, 6/1/42	BBB	1,310,000	1,368,898
6 1/8s, 6/1/32	BBB	1,465,000	1,533,137
			2,902,035

South Carolina (3.4%)
Florence Cnty., Indl. Dev. Auth. Rev. Bonds
(Stone Container Corp.), 7 3/8s, 2/1/07	B/P	3,090,000	3,114,411
Piedmont, Muni. Elec. Pwr. Agcy. Rev. Bonds
Ser. A, FGIC, 6 1/2s, 1/1/16 (Prerefunded)	Aaa	3,080,000	3,741,430
Ser. A, FGIC, U.S. Govt. Coll.,
6 1/2s, 1/1/16	Aaa	630,000	756,088
(Unrefunded Balance 2004), Ser. A, FGIC,
6 1/2s, 1/1/16	Aaa	2,410,000	2,905,472
Richland Cnty., Rev. Bonds (Intl. Paper Co.),
Ser. A, 4 1/4s, 10/1/07	BBB	3,000,000	3,012,270
SC Hosp. Auth. Rev. Bonds (Med. U.), Ser. A,
6 1/2s, 8/15/32 (Prerefunded)	AAA	5,750,000	6,658,673
SC Hsg. Fin. & Dev. Auth. Mtge. Rev. Bonds,
Ser. A-2, AMBAC, 5s, 7/1/35	Aaa	2,750,000	2,834,783
SC Jobs Econ. Dev. Auth. Hosp. Fac.
Rev. Bonds
(Palmetto Hlth. Alliance), Ser. A, 7 3/8s,
12/15/21 (Prerefunded)	BBB+/F	3,800,000	4,487,572
(Palmetto Hlth.), Ser. C, 6 3/8s, 8/1/34	Baa1	330,000	362,393
(Palmetto Hlth.), Ser. C, 6 3/8s, 8/1/34
(Prerefunded)	Baa1	2,670,000	3,101,525
(Palmetto Hlth.), Ser. C, 6s, 8/1/20	Baa1	550,000	599,803
(Palmetto Hlth.), Ser. C, 6s, 8/1/20
(Prerefunded)	Baa1	4,450,000	5,061,519
SC Tobacco Settlement Rev. Mgt. Rev. Bonds,
Ser. B
6 3/8s, 5/15/30	BBB	9,000,000	10,034,460
6 3/8s, 5/15/28	BBB	6,000,000	6,424,560
			53,094,959

South Dakota (0.3%)
SD Edl. Enhancement Funding Corp. Rev.
Bonds, Ser. B, 6 1/2s, 6/1/32	BBB	3,550,000	3,825,445
SD State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Sioux Valley Hosp. & Hlth. Syst.), Ser. A,
5 1/2s, 11/1/31	A1	1,230,000	1,297,994
			5,123,439

MUNICIPAL BONDS AND NOTES (97.1%)* continued

	Rating **	Principal amount	Value

Tennessee (1.2%)
Elizabethton, Hlth. & Edl. Fac. Board Rev.
Bonds (Hosp. Ref. & Impt.), Ser. B, 8s, 7/1/33	Baa2	$4,000,000	$4,723,880
Johnson City, Hlth. & Edl. Fac. Board Hosp.
Rev. Bonds
(First Mtge. - Mountain States Hlth.), Ser. A,
7 1/2s, 7/1/33	BBB+	6,500,000	7,606,105
(Mountain States Hlth.), Ser. A,
7 1/2s, 7/1/25	BBB+	3,000,000	3,518,370
Memphis-Shelby Cnty., Arpt. Auth. Rev.
Bonds (Federal Express Corp.)
5.05s, 9/1/12	Baa2	500,000	528,015
4 1/2s, 7/1/14	Baa2	2,000,000	2,011,060
			18,387,430

Texas (5.8%)
Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds
(Sears Methodist Retirement), Ser. A
7s, 11/15/33	BB/P	2,500,000	2,696,600
5.9s, 11/15/25	BB/P	6,850,000	6,928,775
Alliance, Arpt. Auth. Rev. Bonds (Federal
Express Corp.), 6 3/8s, 4/1/21	Baa2	1,500,000	1,537,080
Bexar Cnty., Hsg. Fin. Auth. Corp. Rev. Bonds
(American Opty-Waterford), Ser. A1,
7s, 12/1/36	Baa1	4,500,000	4,807,530
Crawford Ed. Fac. Rev. Bonds (U. St. Thomas),
5 3/8s, 10/1/27	BBB+	3,985,000	4,146,313
Edgewood, Indpt. School Dist. Bexar Cnty.
G.O. Bonds, Ser. A, PSFG, 5s, 2/15/29	Aaa	5,000,000	5,187,400
Fort Worth, Higher Ed. Fin. Corp. Rev. Bonds
(Wesleyan U.), Ser. A, 6s, 10/1/12	Ba2	1,720,000	1,750,255
Georgetown, Hlth. Fac. Dev. Corp. Rev. Bonds,
6 1/4s, 8/15/29	BB	4,100,000	4,207,953
Harris Cnty., Hlth. Fac. Dev. Corp. Hosp. Rev.
Bonds (Memorial Hermann Hlth. Care Syst.),
Class A, 5 1/4s, 12/1/17	A2	1,500,000	1,608,225
Houston, Arpt. Syst. Rev. Bonds
(Continental Airlines, Inc.), Ser. E,
6 3/4s, 7/1/29	B-	2,500,000	2,476,875
(Special Fac. - Continental Airlines, Inc.),
Ser. E, 6 3/4s, 7/1/21	B-	7,000,000	6,933,430
(Continental Airlines, Inc.), Ser. C,
5.7s, 7/15/29	B-	3,000,000	2,473,410
Lufkin, Hlth. Fac. Dev. Corp. Rev. Bonds
(Memorial Hlth. Syst. of East TX), 5.7s, 2/15/28
(Prerefunded)	BBB+	5,500,000	5,839,020
North East Indpt. School Dist. G.O. Bonds,
PSFG, 5s, 8/1/29	Aaa	7,150,000	7,430,781
Round Rock, Hotel Occupancy Tax Rev. Bonds
(Convention Ctr. Complex), 5.85s, 12/1/24	BBB/P	5,265,000	5,234,832

MUNICIPAL BONDS AND NOTES (97.1%)* continued

	Rating **	Principal amount	Value

Texas continued
Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds,
6s,10/1/21	Baa2	$ 8,000,000	$8,527,120
Tarrant Cnty., Hlth. Fac. Dev. (TX Hlth.
Resource Sys.), Ser. A, MBIA, 5 3/4s, 2/15/12	Aaa	4,000,000	4,428,320
Tomball, Hosp. Auth. Rev. Bonds (Tomball
Regl. Hosp.), 6s, 7/1/25	Baa3	4,945,000	5,232,255
TX State G.O. Bonds, 6.058s, 9/30/11	Aa1	7,000,000	7,769,300
TX State Dept. of Hsg. & Cmnty. Affairs Rev.
Bonds (Single Fam.), Ser. B, FSA,
4 1/4s, 9/1/26	Aaa	2,000,000	2,013,440
			91,228,914

Utah (0.5%)
Carbon Cnty., Solid Waste Disp. Rev. Bonds
(Laidlaw Env.), Ser. A
7 1/2s, 2/1/10	BB-	1,000,000	1,022,700
7.45s, 7/1/17	BB-/P	600,000	634,578
Tooele Cnty., Harbor & Term. Dist. Port Fac.
Rev. Bonds (Union Pacific), Ser. A,
5.7s, 11/1/26	Baa2	4,000,000	4,189,760
UT Cnty., Env. Impt. Rev. Bonds (Marathon Oil),
5.05s, 11/1/17	Baa1	1,950,000	2,050,601
			7,897,639

Vermont (0.2%)
VT Hsg. Fin. Agcy. Rev. Bonds
Ser. 22, FSA, 5s, 11/1/34	Aaa	1,000,000	1,031,300
(Single Fam.), Ser. 23, FSA, 5s, 5/1/34	Aaa	1,500,000	1,542,945
			2,574,245

Virginia (2.4%)
Henrico Cnty., Econ. Dev. Auth. Rev. Bonds,
(United Methodist)
Ser. A, 6.7s, 6/1/27	BB+/P	5,250,000	5,527,358
Ser. A, 6 1/2s, 6/1/22	BB+/P	3,000,000	3,182,850
Henrico Cnty., Indl. Dev. Auth. Rev. Bonds,
FSA, 5.929s, 8/23/27	Aaa	4,000,000	4,654,680
Hopewell, Indl. Dev. Auth. Env. Impt. Rev.
Bonds (Smurfit-Stone Container Corp.),
5 1/4s, 6/1/15	CCC+	2,000,000	1,807,480
James Cnty., Indl. Dev. Auth. Rev. Bonds
(Williamsburg), Ser. A, 6 1/8s, 3/1/32	BB-/P	2,500,000	2,614,275
Peninsula Ports Auth. Rev. Bonds (VA Baptist
Homes), Ser. A, 7 3/8s, 12/1/32	B+/P	4,000,000	4,373,040
Suffolk, Redev. & Hsg. Auth. Rev. Bonds
(Beach-Oxford Apts.)
6 1/4s, 10/1/33	BB-/P	5,510,000	5,409,883
6.1s, 4/1/26	BB-/P	5,000,000	4,891,800
VA State Hsg. Dev. Auth. Rev. Bonds
(Cmnwlth. Mtge.), 3.45s, 10/1/10	Aaa	4,000,000	3,925,360

MUNICIPAL BONDS AND NOTES (97.1%)* continued

	Rating **	Principal amount	Value

Virginia continued
Winchester, Indl. Dev. Auth. Res. Care Fac.
Rev. Bonds (Westminster-Canterbury)
Ser. A, 5.3s, 1/1/35	BB	$1,000,000	$1,006,370
Ser. A, 5.2s, 1/1/27	BB/P	300,000	302,133
			37,695,229

Washington (1.9%)
Tobacco Settlement Auth. of WA Rev. Bonds
6 5/8s, 6/1/32	BBB	3,750,000	4,112,475
6 1/2s, 6/1/26	BBB	11,180,000	12,211,690
WA State Hsg. Fin. Comm. Rev. Bonds (Single
Fam.), Ser. 3A, GNMA Coll., FNMA Coll.,
4.15s, 12/1/25	Aaa	2,475,000	2,463,838
WA State Pub. Pwr. Supply Syst. Rev. Bonds
(Nuclear No. 3), Ser. B, MBIA, 7 1/8s, 7/1/16	Aaa	5,000,000	6,261,400
Washington Cnty., Hsg. & Redev. Auth. Rev.
Bonds (Healtheast), 5 1/2s, 11/15/27	Baa3	4,250,000	4,354,635
			29,404,038

West Virginia (0.8%)
Mason Cnty., Poll. Control FRB (Aappalachian
Pwr. Co. Project), Ser. L, 5 1/2s, 10/1/22	Baa2	3,475,000	3,568,095
Princeton, Hosp. Rev. Bonds (Cmnty. Hosp.
Assn., Inc.), 6.1s, 5/1/29	B2	4,495,000	4,173,922
WV State G.O. Bonds, Ser. D, FGIC,
6 1/2s, 11/1/26	Aaa	3,600,000	4,426,560
			12,168,577

Wisconsin (1.3%)
Badger Tobacco Settlement Asset
Securitization Corp. Rev. Bonds
7s, 6/1/28	BBB	2,000,000	2,205,400
6 3/8s, 6/1/32	BBB	13,250,000	14,167,563
WI Hsg. & Econ. Dev. Auth. Rev. Bonds
(Home Ownership), Ser. D, 4 7/8s, 3/1/36	Aa2	2,000,000	2,065,540
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Wheaton Franciscan Svcs.), 5 1/8s, 8/15/33	A2	2,500,000	2,555,575
			20,994,078

Wyoming (0.1%)
Sweetwater Cnty., Solid Waste Disp. Rev. Bonds
(FMC Corp.), 5.6s, 12/1/35	Baa3	2,000,000	2,030,020

Total municipal bonds and notes (cost $1,446,956,215)			$1,515,973,785

PREFERRED STOCKS (1.0%)*

	Shares	Value

Charter Mac. Equity Trust 144A Ser. A, 6.625%
cum. pfd.	2,000,000	$2,145,860
MuniMae Tax Exempt Bond Subsidiary, LLC
144A Ser. A, 6.875% cum. pfd.	6,000,000	6,445,320
MuniMae Tax Exempt Bond Subsidiary,
LLC 144A Ser. B, 7 3/4s cum. pfd.	6,000,000	6,761,400

Total preferred stocks (cost $14,000,000)		$15,352,580

CORPORATE BONDS AND NOTES (0.3%)* (cost $4,500,000)

	Principal amount	Value
GMAC Muni. Mtge. Trust 144A
sub. notes Ser. A1-1, 4.15s, 2039	$4,500,000	$4,468,950

COMMON STOCKS (—%)* (cost $9,057,320)

	Shares	Value
Tembec, Inc. (Canada) †	184,103	$165,902

TOTAL INVESTMENTS
Total investments (cost $1,474,513,535)		$1,535,961,217

* Percentages indicated are based on net assets of $1,561,481,752.

** The Moody’s, Standard & Poor’s or Fitch’s ratings indicated are believed to be the most recent ratings available at January 31, 2006 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at January 31, 2006. Securities rated by Putnam are indicated by “/P” . Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at January 31, 2006 was $9,355,502 or 0.6% of net assets.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at January 31, 2006.

(F) Security is valued at fair value following procedures approved by the Trustees.

144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on VRDN, Mandatory Put Bonds and Floating Rate Bonds (FRB) are the current interest rates at January 31, 2006.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at January 31, 2006.

The fund had the following industry group (concentrations greater than 10% at January 31, 2006 (as a percentage of net assets):

Health care          32.9%
Utilities               14.4

FUTURES CONTRACTS OUTSTANDING at 1/31/06 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

U.S. Treasury Note 5 yr (Short)	383	$40,496,266	Mar-06	$277,160
U.S. Treasury Bond 10 yr (Short)	281	31,709,094	Mar-06	72,683

Total				$349,843

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/06 (Unaudited)

				Unrealized
		Notional	Termination	appreciation/
		amount	date	(depreciation)

Agreement with JPMorgan Chase Bank, N.A. dated
September 19, 2005 to receive quarterly the
notional amount multiplied by 3.693% and pay
quarterly the notional amount multiplied by the
US Bond Market Association Municipal Swap Index.		$35,000,000	3/21/16	$ 311,126
Agreement with UBS AG dated November 10, 2005
to pay quarterly the notional amount multiplied by 3.99%
and receive quarterly the notional amount multiplied by
the US Bond Market Association Municipal Swap Index.		40,000,000	5/11/16	(498,940)

Total				$(187,814)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 1/31/06 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,474,513,535)	$1,535,961,217

Cash	8,489,275

Interest and other receivables	21,430,152

Receivable for shares of the fund sold	882,279

Receivable for securities sold	790,667

Unrealized appreciation on swap contracts (Note 1)	311,126

Total assets	1,567,864,716

LIABILITIES
Payable for variation margin (Note 1)	34,734

Distributions payable to shareholders	2,485,110

Payable for shares of the fund repurchased	1,148,968

Payable for compensation of Manager (Note 2)	1,326,534

Payable for investor servicing and custodian fees (Note 2)	85,681

Payable for Trustee compensation and expenses (Note 2)	265,859

Payable for administrative services (Note 2)	2,604

Payable for distribution fees (Note 2)	420,579

Unrealized depreciation on swap contracts (Note 1)	498,940

Other accrued expenses	113,955

Total liabilities	6,382,964

Net assets	$1,561,481,752

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,724,370,481

Undistributed net investment income (Note 1)	3,534,661

Accumulated net realized loss on investments (Note 1)	(228,033,101)

Net unrealized appreciation of investments	61,609,711

Total — Representing net assets applicable to capital shares outstanding	$1,561,481,752

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,323,105,654 divided by 102,245,699 shares)	$12.94

Offering price per class A share
(100/96.25 of $12.94)*	$13.44

Net asset value and offering price per class B share
($204,482,906 divided by 15,776,761 shares)**	$12.96

Net asset value and offering price per class C share
($22,067,876 divided by 1,704,516 shares)**	$12.95

Net asset value and redemption price per class M share
($11,825,316 divided by 913,886 shares)	$12.94

Offering price per class M share
(100/96.75 of $12.94)***	$13.37

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 1/31/06 (Unaudited)

INTEREST INCOME	$ 44,320,270

EXPENSES
Compensation of Manager (Note 2)	4,040,346

Investor servicing fees (Note 2)	451,178

Custodian fees (Note 2)	92,760

Trustee compensation and expenses (Note 2)	19,264

Administrative services (Note 2)	14,374

Distribution fees — Class A (Note 2)	1,480,954

Distribution fees — Class B (Note 2)	957,839

Distribution fees — Class C (Note 2)	113,100

Distribution fees — Class M (Note 2)	30,796

Other	211,263

Non-recurring costs (Notes 2 and 5)	8,512

Costs assumed by Manager (Notes 2 and 5)	(8,512)

Fees waived and reimbursed by Manager (Note 2)	(8,082)

Total expenses	7,403,792

Expense reduction (Note 2)	(80,273)

Net expenses	7,323,519

Net investment income	36,996,751

Net realized gain on investments (Notes 1 and 3)	1,951,994

Net realized gain on futures contracts (Note 1)	3,174,728

Net realized loss loss on swap contracts (Note 1)	(1,086,516)

Net unrealized depreciation of investments, futures contracts
and swap contracts during the period	(13,504,646)

Net loss on investments	(9,464,440)

Net increase in net assets resulting from operations	$ 27,532,311

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Six months ended	Year ended
	1/31/06*	7/31/05

Operations:
Net investment income	$ 36,996,751	$ 57,574,491

Net realized gain on investments	4,040,206	551,940

Net unrealized appreciation (depreciation) of investments	(13,504,646)	50,673,935

Net increase in net assets resulting from operations	27,532,311	108,800,366

Distributions to shareholders: (Note 1)

From ordinary income

Class A	(277,685)	(74,319)

Class B	(44,872)	(16,588)

Class C	(4,600)	(1,051)

Class M	(2,499)	(620)

From tax-exempt income

Class A	(31,404,342)	(47,169,364)

Class B	(4,510,462)	(8,358,222)

Class C	(435,590)	(596,409)

Class M	(267,962)	(396,360)

Redemption fees (Note 1)	2	179

Increase (decrease) from capital share transactions (Note 4)	(82,905,263)	604,463,774

Total increase (decrease) in net assets	(92,320,962)	656,651,386

NET ASSETS
Beginning of period	1,653,802,714	997,151,328

End of period (including undistributed net investment
income of $3,534,661 and $3,485,922, respectively)	$1,561,481,752	$1,653,802,714
* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS A

	Six months ended**			Year ended
	1/31/06	7/31/05	7/31/04	7/31/03	7/31/02	7/31/01

Net asset value,
beginning of period	$13.02	$12.46	$12.31	$12.88	$13.39	$13.27

Investment operations:
Net investment income	.31(c)	.60(c)	.68(c)	.74	.83	.80

Net realized and unrealized
gain (loss) on investments	(.08)	.57	.15	(.57)	(.52)	.11

Total from
investment operations	.23	1.17	.83	.17	.31	.91

Less distributions:
From net investment income	(.31)	(.61)	(.68)	(.74)	(.82)	(.79)

Total distributions	(.31)	(.61)	(.68)	(.74)	(.82)	(.79)

Redemption fees	—(d)	—(d)	—	—	—	—

Net asset value,
end of period	$12.94	$13.02	$12.46	$12.31	$12.88	$13.39

Total return at
net asset value (%)(a)	1.77*	9.59	6.87	1.34	2.38	7.10

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$1,323,106	$1,375,968	$798,737	$1,000,769	$1,115,695	$1,145,710

Ratio of expenses to
average net assets (%)(b)	.41*(c)	.85(c)	.92(c)	.91	.90	.88

Ratio of net investment income
to average net assets (%)	2.34*(c)	4.77(c)	5.43(c)	5.83	6.31	6.01

Portfolio turnover (%)	10.22*	21.33	18.25	28.90	19.87	17.95

* Not annualized.

** Unaudited.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the periods ended January 31, 2006, July 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01%, 0.02% and 0.02%, respectively, based on average net assets for class A shares (Note 2).

(d) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS B

	Six months ended**			Year ended
	1/31/06	7/31/05	7/31/04	7/31/03	7/31/02	7/31/01

Net asset value,
beginning of period	$13.04	$12.48	$12.33	$12.90	$13.41	$13.29

Investment operations:
Net investment income	.27(c)	.52(c)	.60(c)	.67	.76	.73

Net realized and unrealized
gain (loss) on investments	(.09)	.57	.15	(.57)	(.52)	.12

Total from
investment operations	.18	1.09	.75	.10	.24	.85

Less distributions:
From net investment income	(.26)	(.53)	(.60)	(.67)	(.75)	(.73)

Total distributions	(.26)	(.53)	(.60)	(.67)	(.75)	(.73)

Redemption fees	—(d)	—(d)	—	—	—	—

Net asset value,
end of period	$12.96	$13.04	$12.48	$12.33	$12.90	$13.41

Total return at
net asset value (%)(a)	1.44*	8.82	6.16	0.82	1.88	6.55

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$204,483	$242,213	$180,830	$222,970	$281,825	$356,506

Ratio of expenses to
average net assets (%)(b)	.73*(c)	1.49(c)	1.57(c)	1.43	1.40	1.39

Ratio of net investment income
to average net assets (%)	2.02*(c)	4.15(c)	4.78(c)	5.32	5.83	5.49

Portfolio turnover (%)	10.22*	21.33	18.25	28.90	19.87	17.95

* Not annualized.

** Unaudited.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the periods ended January 31, 2006, July 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01%, 0.02% and 0.02%, respectively, based on average net assets for class B shares (Note 2).

(d) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS C

	Six months ended**			Year ended
	1/31/06	7/31/05	7/31/04	7/31/03	7/31/02	7/31/01

Net asset value,
beginning of period	$13.02	$12.47	$12.31	$12.89	$13.39	$13.27

Investment operations:
Net investment income	.26(c)	.50(c)	.58(c)	.64	.72	.69

Net realized and unrealized
gain (loss) on investments	(.08)	.56	.16	(.58)	(.51)	.12

Total from
investment operations	.18	1.06	.74	.06	.21	.81

Less distributions:
From net investment income	(.25)	(.51)	(.58)	(.64)	(.71)	(.69)

Total distributions	(.25)	(.51)	(.58)	(.64)	(.71)	(.69)

Redemption fees	—(d)	—(d)	—	—	—	—

Net asset value,
end of period	$12.95	$13.02	$12.47	$12.31	$12.89	$13.39

Total return at
net asset value (%)(a)	1.41*	8.64	6.11	0.45	1.64	6.25

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$22,068	$23,054	$10,600	$12,028	$11,002	$6,779

Ratio of expenses to
average net assets (%)(b)	.80*(c)	1.64(c)	1.72(c)	1.71	1.70	1.68

Ratio of net investment income
to average net assets (%)	1.95*(c)	3.97(c)	4.64(c)	5.02	5.46	5.20

Portfolio turnover (%)	10.22*	21.33	18.25	28.90	19.87	17.95

* Not annualized.

** Unaudited.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the periods ended January 31, 2006, July 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01%, 0.02% and 0.02%, respectively, based on average net assets for class C shares (Note 2).

(d) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS M

	Six months ended**			Year ended
	1/31/06	7/31/05	7/31/04	7/31/03	7/31/02	7/31/01

Net asset value,
beginning of period	$13.01	$12.46	$12.31	$12.89	$13.39	$13.27

Investment operations:
Net investment income	.29(c)	.56(c)	.64(c)	.70	.79	.76

Net realized and unrealized
gain (loss) on investments	(.07)	.56	.15	(.58)	(.51)	.12

Total from
investment operations	.22	1.12	.79	.12	.28	.88

Less distributions:
From net investment income	(.29)	(.57)	(.64)	(.70)	(.78)	(.76)

Total distributions	(.29)	(.57)	(.64)	(.70)	(.78)	(.76)

Redemption fees	—(d)	—(d)	—	—	—	—

Net asset value,
end of period	$12.94	$13.01	$12.46	$12.31	$12.89	$13.39

Total return at
net asset value (%)(a)	1.65*	9.17	6.56	0.96	2.16	6.79

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$11,825	$12,567	$6,985	$10,429	$11,706	$11,474

Ratio of expenses to
average net assets (%)(b)	.55*(c)	1.14(c)	1.22(c)	1.21	1.20	1.18

Ratio of net investment income
to average net assets (%)	2.20*(c)	4.47(c)	5.13(c)	5.54	6.00	5.70

Portfolio turnover (%)	10.22*	21.33	18.25	28.90	19.87	17.95

* Not annualized.

** Unaudited.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the periods ended January 31, 2006, July 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01%, 0.02% and 0.02%, respectively, based on average net assets for class M shares (Note 2).

(d) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 1/31/06 (Unaudited)

Note 1: Significant accounting policies

Putnam Tax-Free High Yield Fund (the “fund”) is a series of Putnam Tax Free Income Trust (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing primarily in a blend of investment grade tax exempt securities and high-yielding, lower rated tax-exempt securities that have a higher rate of default.

The fund offers class A, class B, class C and class M shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and generally do not pay contingent deferred sales charges. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a forward commitment basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2005, the fund had a capital loss carryover of $218,734,176 available to the extent allowed by the Code to offset future net capital gain, if any. This amount includes $43,937,109 of capital losses acquired in connection with the acquisition of Putnam Municipal Income Fund which are subject to limitations imposed by the Internal Revenue Code. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration
$ 23,145,357	July 31, 2006

34,691,361	July 31, 2007

8,579,409	July 31, 2008

1,682,906	July 31, 2009

1,466,587	July 31, 2010

24,697,987	July 31, 2011

87,799,907	July 31, 2012

36,670,662	July 31, 2013

The aggregate identified cost on a tax basis is $1,473,967,287, resulting in gross unrealized appreciation and depreciation of $85,765,083 and $23,771,153, respectively, or net unrealized appreciation of $61,993,930.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, and 0.34% of the next $5 billion and 0.33% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

For the period ended January 31, 2006, Putnam Management waived $8,082 of its management fee from the fund. For the period ended January 31, 2006 Putnam Management has assumed $8,512 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 5).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended January 31, 2006, the fund incurred $543,938 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the six months ended January 31, 2006, the fund’s expenses were reduced by $80,273 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $534, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the

Pension Plan are equal to 50% of the Trustee’s average total retainer and meeting fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to March 21, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the six months ended January 31, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $24,992 and $78 from the sale of class A and class M shares, respectively, and received $128,521 and $220 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended January 31, 2006, Putnam Retail Management, acting as underwriter, received $9,666 on class A redemptions.

Note 3: Purchases and sales of securities

During the six months ended January 31, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $159,138,615 and $220,554,813, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At January 31, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount
Six months ended 1/31/06:
Shares sold	3,053,271	$ 39,558,571

Shares issued
in connection
with reinvestment
of distributions	1,572,205	20,373,358

	4,625,476	59,931,929

Shares
repurchased	(8,099,529)	(104,919,931)

Net decrease	(3,474,053)	$ (44,988,002)

Year ended 7/31/05:
Shares sold	4,259,053	$ 54,824,395

Shares issued
in connection
with reinvestment
of distributions	2,273,909	29,205,889

Shares issued
in connection
with the merger
of Putnam Municipal
Income Fund	47,117,436	605,015,571

	53,650,398	689,045,855

Shares
repurchased	(12,016,260)	(154,170,794)

Net increase	41,634,138	$ 534,875,061

CLASS B	Shares	Amount
Six months ended 1/31/06:
Shares sold	177,824	$ 2,308,164

Shares issued
in connection
with reinvestment
of distributions	191,012	2,479,572

	368,836	4,787,736

Shares
repurchased	(3,172,663)	(41,180,331)

Net decrease	(2,803,827)	$(36,392,595)

Year ended 7/31/05:
Shares sold	575,057	$ 7,388,118

Shares issued
in connection
with reinvestment
of distributions	333,823	4,291,536

Shares issued
in connection
with the merger
of Putnam Municipal
Income Fund	7,626,046	98,078,397

	8,534,926	109,758,051

Shares
repurchased	(4,439,932)	(57,190,515)

Net increase	4,094,994	$ 52,567,536

CLASS C	Shares	Amount
Six months ended 1/31/06:
Shares sold	105,876	$1,372,979

Shares issued
in connection
with reinvestment
of distributions	18,750	243,133

	124,626	1,616,112

Shares
repurchased	(190,502)	(2,470,551)

Net decrease	(65,876)	$(854,439)

Year ended 7/31/05:
Shares sold	156,335	$2,006,699

Shares issued
in connection
with reinvestment
of distributions	25,988	334,107

Shares issued
in connection
with the merger
of Putnam Municipal
Income Fund	953,897	12,255,182

	1,136,220	14,595,988

Shares
repurchased	(215,870)	(2,776,372)

Net increase	920,350	$11,819,616

CLASS M	Shares	Amount
Six months ended 1/31/06:
Shares sold	15,227	$197,007

Shares issued
in connection
with reinvestment
of distributions	14,954	193,765

	30,181	390,772

Shares
repurchased	(81,931)	(1,060,999)

Net decrease	(51,750)	$(670,227)

Year ended 7/31/05:
Shares sold	25,253	$326,460

Shares issued
in connection
with reinvestment
of distributions	19,829	254,824

Shares issued
in connection
with the merger
of Putnam Municipal
Income Fund	535,178	6,871,615

	580,260	7,452,899

Shares
repurchased	(175,074)	(2,251,338)

Net increase	405,186	$ 5,201,561

Note 5: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division. The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 6: Acquisition of Putnam Municipal Income Fund

On March 18, 2005, the fund issued 47,117,436; 7,626,046; 953,897; and 535,178 class A, class B, class C and class M shares, respectively, in exchange for 69,692,992; 11,303,507; 1,410,792; and 791,929 class A, class B, class C and class M shares of Putnam Municipal Income Fund to acquire that fund’s net assets in a tax-free exchange approved by that fund’s shareholders. The net assets of the fund and Putnam Municipal Income Fund on March 18, 2005, valuation date, were $965,410,122 and $722,220,765 respectively. On March 18, 2005, Putnam Municipal Income Fund had distributions in excess of net investment income of $114,175, accumulated net realized loss of $57,858,443 and unrealized appreciation of $28,646,579. The aggregate net assets of the fund immediately following the acquisition were $1,687,630,887.

Information presented in the Statement of operations and changes in net assets reflect only operations of Putnam Tax-Free High Yield Fund.

Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2006, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 2% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund (formerly Putnam Intermediate U.S. Government Income Fund) and Putnam Floating Rate Income Fund remains 3.25% .

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian
Putnam Fiduciary
Trust Company

Legal Counsel
Ropes & Gray LLP

Trustees
John A. Hill, Chairman
Jameson Adkins Baxter,
Vice Chairman
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers
George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Senior Vice President,
Staff Counsel and
Compliance Liaison

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer

Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk

Nancy E. Florek
Vice President, Assistant Clerk,
Assistant Treasurer
and Proxy Manager

This report is for the information of shareholders of Putnam Tax-Free High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Not FDIC Insured | May Lose Value | No Bank Guarantee

SA042 231701 3/06

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Free Income Trust

By (Signature and Title):

/s/Michael T. Healy Michael T. Healy Principal Accounting Officer

Date: March 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter Charles E. Porter Principal Executive Officer

Date: March 29, 2006

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: March 29, 2006